FOURTH AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT

      THIS FOURTH AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT (the “Amendment”), dated as of June 29, 2001, is among LENNOX INTERNATIONAL INC., a Delaware corporation (the “Borrower”), each of the lenders listed as a lender on the signatures pages hereto (individually, a “Lender” and, collectively, the “Lenders”), THE CHASE MANHATTAN BANK (as the successor in interest by merger to Chase Bank of Texas, National Association), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), WACHOVIA BANK, N.A., a national banking association, as syndication agent (in such capacity, the “Syndication Agent” and together with the Administrative Agent, herein the “Agents”) and THE BANK OF NOVA SCOTIA, as documentation agent.

     The Borrower, the Agents and the Lenders have entered into that certain Revolving Credit Facility Agreement dated as of July 29, 1999 (as amended or otherwise modified by the First Amendment to Revolving Credit Facility Agreement dated as of August 6, 1999, the Second Amendment to Revolving Credit Facility Agreement dated as of January 25, 2000 and the Third Amendment to Revolving Credit Agreement dated as of January 23, 2001 the “Credit Agreement”). The Borrower, the Lenders and the Agents desire to amend the Credit Agreement as herein set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof:

ARTICLE 1
Definitions

      1.1     Definitions. Capitalized terms used in this Amendment and defined in the Credit Agreement, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

ARTICLE 2
Amendments

      Section 2.1     Additions to Section 1.01. The following definitions are added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“364 Day Facility” means that certain 364 Day Revolving Credit Facility Agreement dated as of January 25, 2000 among the Borrower, Chase Bank of Texas, National Association [now The Chase Manhattan Bank], as administrative agent, the other agents named therein and the lenders named therein, as the same has been and may hereafter be amended or otherwise modified.

“Approved Receivables Securitization” means a receivables securitization or other receivables sale program as long as the aggregate amount of the commitments to purchase receivables under all such programs does not at any time exceed $225,000,000.

“Collateral Agent” means The Chase Manhattan Bank, as collateral agent under the terms of the Intercreditor Agreement (for the benefit of the Lenders, the lenders under the 364 Day Facility, the lenders party to the Senior Note Purchase Agreements and any other lenders which become entitled to the benefits of the Liens granted in the Pledge

Agreement under the terms of the Intercreditor Agreement) and its successors and assigns in such capacity.

“Existing Letters of Credit” means the letters of credit described on Schedule 1.01.

“Intercreditor Agreement” means that certain Intercreditor Agreement to be executed pursuant to Section 5.23(a) initially among the Borrower, the Material Restricted Subsidiaries, The Chase Manhattan Bank, as collateral agent thereunder, the Administrative Agent, the administrative agent under the 364 Day Facility, and the lenders party to the Senior Note Purchase Agreements, as approved by the Required Lenders and as the same may be amended or otherwise modified from time to time.

“Lender Affiliates” shall have the meaning assigned it in Section 8.04(b).

“Material Restricted Subsidiary” means Lennox Industries Inc., Armstrong Air Conditioning Inc., Excel Comfort Systems Inc., Service Experts Inc. and each other Restricted Subsidiary (except LPAC Corp.) the book value (determined in accordance with GAAP) of whose total assets equals or exceeds ten percent (10%) of the book value (determined in accordance with GAAP) of the consolidated total assets of Borrower and all Subsidiaries as determined as of the last day of each fiscal quarter.

“Material Transfer” shall mean, with respect to the Borrower or any Restricted Subsidiary, any transaction or group of related transactions having a value in excess of $10,000,000 in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including capital stock of, or a Security issued by, a Subsidiary; provided that, the term “Material Transfer” shall not include the sale of receivables sold by the Borrower and the Restricted Subsidiaries under an Approved Receivables Securitization. For purposes of this definition the term “value” of any property transferred shall be equal to the transfer price specified in the applicable sale, lease or other transfer documents for the property in question.

“Maximum Rate” shall have the meaning assigned it in Section 8.13.

“Negotiated Rate Borrowing” means a Swingline Loan that bears interest at a rate based upon the Negotiated Rate.

“Negotiated Rate” means, for any Negotiated Rate Borrowing for any Interest Period therefor, the rate per annum that the Swingline Lender and the Borrower have agreed will apply to such Borrowing and Interest Period in accordance with Section 2.20(a).

“Obligated Parties” means the Borrower and the Material Restricted Subsidiaries.

“Pledge Agreement” means that certain Pledge Agreement to be executed by the Borrower in favor of the Collateral Agent pursuant to Section 5.23(a), as the same may be modified from time to time.

“Subsidiary Guaranty” means the guaranty of the Material Restricted Subsidiaries in favor of the Administrative Agent, the Issuing Bank and the Lenders, substantially in the form of Exhibit D hereto, as the same may be modified pursuant to one or more Subsidiary Joinder Agreements and as the same may otherwise be modified from time to time.

“Subsidiary Joinder Agreement” means an agreement which has been or will be executed by a Material Restricted Subsidiary adding it as a party to the Subsidiary Guaranty, in substantially the form of Exhibit E hereto

“Swingline Lender” shall mean Chase in its capacity as lender of Swingline Loans.

“Swingline Loan” shall have the meaning assigned to it in Section 2.20.

     Section 2.2     “ Amendments to Existing Definitions in Section 1.01”. The following existing definitions contained in “Section 1.01” of the Credit Agreement are amended as follows:

                   (a)     The following defined terms are amended in their respective entireties to read as follows:

“ABR Loan” shall mean any Loan or Swingline Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article 2.

“Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentage shall be determined based upon the Revolving Exposures, or if all Loans and Swingline Loans have been repaid, based on the Commitments in effect immediately prior to their termination or expiration.

“Borrowing” shall mean (a) a group of Loans of a single Type made by the Lenders on a single date and, with respect to Eurodollar Loans or Negotiated Rate Borrowings, as to which a single Interest Period is in effect or (b) with respect to a Swingline Loan which is also an ABR Loan, such Swingline Loan.

“EBITDA” means, for any period, the total of the following calculated for Borrower and the Restricted Subsidiaries without duplication on a consolidated basis in accordance with GAAP consistently applied for such period: (a) Consolidated Net Income from operations; plus (b) any deduction for (or less any gain from) income or franchise taxes included in determining Consolidated Net Income; plus (c) interest expense (including the interest portion of Capital Leases) deducted in determining Consolidated Net Income; plus (d) amortization and depreciation expense deducted in determining Consolidated Net Income; plus (e) any non-recurring and non cash charges resulting from application of GAAP that requires a charge against earnings for the impairment of goodwill to the extent not already added back or not included in determining Consolidated Net Income.

“Eurodollar Loan” shall mean any Loan or Swingline Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article 2.

“Fee Letters” shall mean the following: (i) that certain letter agreement among the Borrower, JP Morgan Securities Inc. (formerly Chase Securities Inc.) and Chase dated as of June 29, 2001; (ii) that certain letter agreement among the Borrower, Chase Securities Inc. and Chase dated June 4, 1999; and (iii) that certain letter agreement among the Borrower, Wachovia Securities Inc. and Wachovia dated June 4, 1999.

“Interest Payment Date” shall mean (a) with respect to any ABR Borrowing or the payment of the Letter of Credit fees under Section 2.04(c), each March 31, June 30, September 30 and December 31, beginning on the first such date after the date hereof; (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable thereto and, in the case of such a Eurodollar Loan with an Interest Period of more than three months, each day that would have been an Interest Payment Date for such Eurodollar Loan had successive Interest Periods of three months duration, as the case may be, been applicable to such Eurodollar Loan; (c) with respect to any Negotiated Rate Borrowing, the last day of the Interest Period applicable thereto; (d) in addition, with respect to all Borrowings, the date of any prepayment thereof and the Maturity Date; and (e) in addition with respect to the payment of the Letter of Credit fees under Section 2.04(c), the Maturity Date.

“Interest Period” shall mean: (i) with respect to a Eurodollar Borrowing, the period commencing on the date of the Eurodollar Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1 month thereafter in the case of Swingline Loans or 1, 2, 3 or 6 months thereafter in the case of the Loans, or, in addition, in the case of any Eurodollar Borrowing made during the 30-day period ending on the Maturity Date, the period commencing on the date of such Borrowing and ending on the seventh or fourteenth day thereafter, as the Borrower may elect, or the Maturity Date, if earlier; provided, however, that if any Interest Period applicable to a Eurodollar Borrowing would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) with respect to a Negotiated Rate Borrowing, the period commencing on the date of the Negotiated Rate Borrowing and ending on the Business Day agreed to by the Borrower and the Swingline Lender in accordance with Section 2.20 (a) which is not later than 30 days thereafter, or the Maturity Date, if earlier. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

“LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the rate at which dollar deposits approximately equal in principal amount to the Administrative Agent's portion of such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered to the principal London offices of Chase or one of its Affiliates in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, (i) two Business Days prior to the commencement of such Interest Period or (ii) with respect to any Swingline Loan that is also a Eurodollar Borrowing, on the Business Day of the commencement of such Interest Period.

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Borrower and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Borrower to perform its obligations under this Agreement and the ability of the Material Restricted Subsidiaries to perform their respective obligations under the Subsidiary Guaranty, taken as a whole, or (c) the validity or enforceability of this Agreement, the Pledge Agreement or the Subsidiary Guaranty.

“Revolving Exposure” shall mean, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Loans and its participating interest in the outstanding Swingline Loans and Letters of Credit (or, if determined with respect to a Lender who is also the Swingline Lender or the Issuing Bank, its direct interests in outstanding Swingline Loans or Letters of Credit minus all other Lenders' participation interests therein whether or not notice of any such participation shall have been given under Section 2.20(b)).

“Senior Note Purchase Agreements” shall mean the following:

(i) nine separate Note Purchase Agreements, dated as of December 1, 1993, as each of the same have been amended, between the Borrower and each of The Prudential Insurance Company of America, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of one or more separate accounts, United of Omaha Life Insurance Company, Mutual of Omaha Insurance Company, Companion Life Insurance Company, United World Life Insurance Company, First Colony Life Insurance Company, General Electric Capital Assurance Company (as a successor) and GE Life and Annuity Assurance Company (as a successor);

(ii) the Note Purchase Agreement, dated as of July 6, 1995 between the Borrower and Teachers Insurance and Annuity Association of America, as the same has been amended;

(iii) eight separate Note Purchase Agreements, dated as of April 3, 1998, as each of the same have been amended, between the Borrower and each of The Prudential Insurance Company of America, U.S. Private Placement Fund, Teachers Insurance and Annuity Association of America, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of one or more separate accounts, CIGNA Property and Casualty Insurance Company, United of Omaha Life Insurance Company and Companion Life Insurance Company; and

(iv) that certain Master Shelf Agreement dated as of October 15, 1999 between the Borrower and the Prudential Insurance Company of America, as the same has been amended.

“Type”", when used in respect of any Loan, Swingline Loan, or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans or Swingline Loan comprising such Borrowing is determined. For purposes hereof, “Rate” shall include the LIBO Rate, the Alternate Base Rate and the Negotiated Rate.

                   (b)     Clause (ii) of the definition of the term “Adjusted EBITDA” is amended in its entirety to read as follows:

(ii) to the extent deducted in computing such consolidated net income (or loss), without duplication, the sum of (a) any deduction for (or less any gain from) income or franchise taxes included in determining such consolidated net income (or loss); plus (b) interest expense (including the interest portion of Capital Leases) deducted in determining such consolidated net income (or loss); plus (c) amortization and depreciation expense deducted in determining such consolidated net income (or loss) plus (d) any non-recurring and non cash charges resulting from the application of GAAP that requires a charge against earnings for the impairment of goodwill to the extent not already added back or not included in determining such consolidated net income (or loss); minus,

                   (c)     Clauses (f) and (g) of the definition of the term “Consolidated Net Income” are amended in their respective entireties to read as follows and a new clause (h) is added thereto to read as follows:

(f) any non-recurring loss arising from the sale or other disposition of assets recorded (i) during the fiscal quarter ended June 30, 2001, but only to the extent that the aggregate amount of such losses plus the restructuring charges allowed in Clause (g)(i) hereof for such fiscal quarter is less than $32,400,000; and (ii) after June 30, 2001, in an aggregate amount for such period not to exceed $25,000,000;

(g) any non-recurring restructuring charges recorded (i) during the fiscal quarter ended June 30, 2001, but only to the extent that the aggregate amount of such restructuring charges plus the losses allowed in Clause (f)(i) hereof for such fiscal quarter is less than $32,400,000; and (ii) after June 30, 2001, in an aggregate amount for such period not to exceed $25,000,000 but provided that cash charges included in such restructuring charges shall at no time exceed $12,500,000; and

(h) any non-recurring and non cash charges resulting from the application of GAAP that requires a charge against earnings for the impairment of goodwill.

      Section 2.3     Amendment to Section 2.02. Section 2.02 of the Credit Agreement is amended as follows:

                   (a)     The word “Percentage” in the second line of Clause (a) is amended to be “Percentages”;

                   (b)     Clause (b) is amended in its entirety to read as follows:

(b) Each Borrowing (including any Borrowing of a Swingline Loan) shall be comprised entirely of Eurodollar Loans or ABR Loans, or with respect to Swingline Loans only, Swingline Loans accruing interest at the Negotiated Rate as the Borrower may request pursuant to Section 2.03 or, with respect to Swingline Loans, Section 2.20(a). Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time.

                   (c)     Clause (d) is amended in its entirety to read as follows:

(d) Borrower may Convert all or any part of any Borrowing (excluding a Borrowing comprised of a Swingline Loan) to a Borrowing of a different Type and Borrower may Continue all or any part of any Eurodollar Borrowing (excluding a Borrowing comprised of a Swingline Loan) as a Borrowing of the same Type, by giving the Administrative Agent written notice on the Business Day of the Conversion into an ABR Borrowing and on the Business Day at least three Business Days before Conversion into or Continuation of a Eurodollar Borrowing specifying: (i) the Conversion or Continuation date, (ii) the amount of the Borrowing to be Converted or Continued, (iii) in the case of Conversions, the Type of Borrowing to be Converted into, and (iv) in the case of a Continuation of or Conversion into a Eurodollar Borrowing, the duration of the Interest Period applicable thereto; provided that (a) Eurodollar Borrowings may only be Converted on the last day of the Interest Period; (b) except for Conversions to ABR Borrowings, no Conversions shall be made while an Event of Default has occurred and is continuing; (c) only ten (10) Eurodollar Borrowings (including Eurodollar Borrowings of Swingline Loans) may be in existence at any one time; and (d) no Interest Period may end after the Maturity Date. All notices given under this Section shall be irrevocable and shall be given not later than 11:00 a.m. New York, New York time on the Business Day which is not less than the number of Business Days specified above for such notice. If the Borrower shall fail to give the Agent the notice as specified above for Continuation or Conversion of a Eurodollar Borrowing (excluding a Borrowing of a Swingline Loan) prior to the end of the Interest Period with respect thereto, such Eurodollar Borrowing shall automatically be continued as a Eurodollar Borrowing with an Interest Period of one month's duration unless any Event of Default exists in which case such Eurodollar Borrowing shall be automatically converted to an ABR Borrowing. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.02.

      Section 2.4     Amendment to Section 2.03. The first line of Section 2.03 of the Credit Agreement is amended to add the phrase “(other than a Swingline Loan)” after the word “Borrowing”.

      Section 2.5     Amendment to Section 2.04. Section 2.04 of the Credit Agreement is amended as follows:

                   (a)     Clause (a) is amended in its entirety to read as follows:

(a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on each March 31, June 30, September 30 and December 31 and on each date on which the Commitment of such Lender shall be terminated as provided herein, a commitment fee (a “Commitment Fee”), at a rate per annum equal to the Commitment Fee Percentage from time to time in effect on the amount of the daily average of the unused Commitment of such Lender, during the preceding quarter (or other period commencing on the Effective Date or ending with the Maturity Date or any date on which the Commitment of such Lender shall be terminated). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as the case may be. The Commitment Fee due to each Lender shall commence to accrue on the Effective Date, and shall cease to accrue on the earlier of the Maturity Date or the termination of the Commitment of such Lender as provided herein. A Lender's Commitment (other than the Swingline Lender) shall be deemed used by the aggregate amount of all Loans made by the Lender and such Lender's Applicable Percentage of the Letter of Credit Liabilities. Swingline Loans are not a use for purposes of calculating the Commitment Fee for any Lender other than the Swingline Lender. The Swingline Lender's Commitment shall be deemed used by the aggregate amount of all Loans and Swingline Loans made by the Swingline Lender and the Swingline Lender's Applicable Percentage of the Letter of Credit Liabilities.

                   (b)     Clause (d) is amended in its entirety to read as follows:

(d) The fees payable under this Section 2.04 (the “Fees”) shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, if and as appropriate, among the Lenders or Agents. Once paid, none of such Fees shall be refundable under any circumstances.

       Section 2.6      Amendment to Section 2.05. Clauses (a) and (b) of Section 2.05 of the Credit Agreement are amended in their respective entireties to read as follows:

(a) The Borrower hereby unconditionally promises to pay (i) the then unpaid principal amount of each Loan on the Maturity Date and (ii) the then unpaid principal amount of each Swingline Loan on the earlier of (A) the Maturity Date or (B) the later of the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made or, in the case of each Swingline Loan which is a Eurodollar Borrowing or a Negotiated Rate Borrowing, the last day of the Interest Period with respect thereto; provided that on each date that a Loan is made, the Borrower shall repay all Swingline Loans then outstanding which are ABR Loans. Payments under this Section 2.05 shall be made to the Administrative Agent for the account of the Lenders except payments made in respect of Swingline Loans in which no participations have been purchased shall be made to the Swingline Lender. Following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Lenders as their interests may appear in accordance with Section 2.18.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender resulting from each Loan or Swingline Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

        Section 2.7     Amendment to Section 2.06. Section 2.06 of the Credit Agreement is amended in its entirety to read as follows:

                   Section 2.06     Interest On Loans; Margin and Fees.

(a) Subject to the provisions of Section 2.07, the Loans and Swingline Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin from time to time in effect. Subject to the provisions of Section 2.07, the Swingline Loans comprising each Negotiated Rate Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Negotiated Rate for the Interest Period in effect for such Borrowing.

(b) Subject to the provisions of Section 2.07, the Loans and Swingline Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, for periods during which the Alternate Base Rate is determined by reference to the Prime Rate and 360 days for other periods and including for all calculations the first day of any period but excluding the last) at a rate per annum equal to the Alternate Base Rate.

(c) Interest on each Loan and Swingline Loan shall be payable on each Interest Payment Date applicable to such Loan or Swingline Loan except as otherwise provided in this Agreement. The applicable LIBO Rate or Alternate Base Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error; provided that the Administrative Agent shall, upon request, provide to the Borrower a certificate setting forth in reasonable detail the basis for such determination.

(d) The Applicable Margin identified in this Section 2.06 and the Commitment Fee Percentage identified in Section 2.04 shall be defined and determined as follows:

“Applicable Margin” shall mean (i) during the period commencing on the July 12, 2001 and ending on but not including the first Adjustment Date (as defined below), 2.00% per annum and (ii) during each period from and including one Adjustment Date to but excluding the next Adjustment Date (herein a “Calculation Period”), the percent per annum set forth in the table below under the heading “Margin” opposite the Debt to Adjusted EBITDA Ratio which corresponds to the Debt to Adjusted EBITDA Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

“Commitment Fee Percentage” shall mean (1) during the period commencing on the July 12, 2001 and ending on but not including the first Adjustment Date, 0.375% per annum and (2) during each Calculation Period, the percent per annum set forth in the table below under the heading “Commitment Fee Percentage” opposite the Debt to Adjusted EBITDA Ratio which corresponds to the Debt to Adjusted EBITDA Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

                                                                    Commitment
     Debt to Adjusted EBITDA Ratio                        Margin  Fee Percentage
     Greater than 3.50 to 1.00                            2.250%       0.500%
     Greater than 3.25 to 1.0 but less than or equal      2.000%       0.375%
     to 3.50 to 1.0
     Greater than 3.00 to 1.0 but less than or equal      1.750%       0.375%
     to 3.25 to 1.0
     Greater than 2.75 to 1.0 but less than or equal      1.500%       0.300%
     to 3.00 to 1.0
     Greater than 2.50 to 1.0 but less than or equal      1.125%       0.300%
     to 2.75 to 1.0
     Greater than 2.00 to 1.0 but less than or equal      0.875%       0.250%
     to 2.50 to 1.0
     Greater than 1.50 to 1.0 but less than or equal      0.750%       0.200%
     to 2.00 to 1.0
     Greater than 1.00 to 1.0 but less than or equal      0.625%       0.1875%
     to 1.50 to 1.0
     Less than or equal to 1.00 to 1.00                   0.500%       0.150%
Upon delivery of the Compliance Certificate pursuant to Section 5.20(g) in connection with the financial statements of the Borrower and its Subsidiaries required to be delivered pursuant to Sections 5.20(a) and (b), commencing with such Compliance Certificate delivered with respect to the fiscal quarter ending on June 30, 2001, the Applicable Margin (for Interest Periods commencing after the applicable Adjustment Date) and the Commitment Fee Percentage shall automatically be adjusted in accordance with the Debt to Adjusted EBITDA Ratio set forth therein and the table set forth above, such automatic adjustment to take effect as of the first Business Day after the receipt by the Agent of the related Compliance Certificate pursuant to Section 5.20(g) (each such Business Day when such margin or fees change pursuant to this sentence or the next following sentence, herein an “Adjustment Date”). If the Borrower fails to deliver such Compliance Certificate which so sets forth the Debt to Adjusted EBITDA Ratio within the period of time required by Section 5.20(g): (i) the Applicable Margin (for Interest Periods commencing after the applicable Adjustment Date) shall automatically be adjusted to 2.250% per annum; and (ii) the Commitment Fee Percentage shall automatically be adjusted to 0.500% per annum, such automatic adjustments to take effect as of the first Business Day after the last day on which the Borrower was required to deliver the applicable Compliance Certificate in accordance with Section 5.20(g) and to remain in effect until subsequently adjusted in accordance herewith upon the delivery of a Compliance Certificate.

         Section 2.8     Amendment to Sections 2.09. Section 2.09 of the Credit Agreement is amended in its entirety to read as follows:

                     Section 2.09     Termination and Reduction of Commitments.

(a) The commitment of the Issuing Bank to issue Letters of Credit under Section 2.19, the Commitment of the Swingline Lender under Section 2.20 to make Swingline Loans and the Commitments of the Lenders shall automatically be terminated on the Maturity Date. Such commitments may also terminate as provided in Section 2.10(c) and Article 6.

(b) Upon at least three Business Days' prior irrevocable written notice to the Administrative Agent, the Borrower may, at any time, in whole permanently terminate, or, from time to time, in part permanently reduce, the Total Commitment; provided, however, that (i) each partial reduction of the Total Commitment shall be in an integral multiple of $5,000,000 and in a minimum principal amount of $5,000,000 and (ii) no such termination or reduction shall be made which would reduce the Total Commitment to an amount less than $50,000,000, unless the result of such termination or reduction is to reduce the Total Commitment to $0. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.09(b) and of each Lender's portion of any such termination or reduction of the Total Commitment. Upon the termination of the Total Commitment, the commitment of the Issuing Bank to issue Letters of Credit under Section 2.19 and the commitment of the Swingline Lender under Section 2.20 shall also terminate.

(c) Immediately after giving effect to a Transfer authorized under Section 5.11(c) that is a Material Transfer, 60% of the net, after tax proceeds of such Transfer shall be used to reduce the commitments under the revolving Senior Secured Credit Facilities and/or the principal amounts outstanding under any other Senior Secured Credit Facilities. The Borrower shall have the option of determining which Senior Secured Credit Facility or Facilities to which to apply such proceeds. If any of such proceeds are applied to this Agreement, the amount the Borrower has determined to apply to this Agreement shall be used to reduce the Total Commitments and make any repayments of the Loans or Swingline Loans required by such reduction. The term “Senior Secured Credit Facilities” means this Agreement, the 364 Day Facility, the Senior Note Purchase Agreements and any other facility providing Indebtedness which refinances any of the foregoing or is otherwise entitled under the Intercreditor Agreement to the benefits of the Liens granted under the Pledge Agreement.

(d) If the Borrower wants any Indebtedness that is hereafter incurred to be entitled under the Intercreditor Agreement to the benefits of the Liens granted under the Pledge Agreement, the Borrower shall use the proceeds of such Indebtedness to reduce the commitments under the revolving Senior Secured Credit Facilities in existence on June 29, 2001 and/or the outstanding under any other Senior Secured Credit Facilities in existence on June 29, 2001. The Borrower shall have the option of determining which Senior Secured Credit Facility or Facilities to which to apply such proceeds. If any of such proceeds are applied to this Agreement, the amount the Borrower has determined to apply to this Agreement shall be used to reduce the Total Commitments and make any repayments of the Loans or Swingline Loans required by such reduction.

(e) Each reduction in the Total Commitment hereunder shall be made ratably among the Lenders in accordance with their respective Commitments. The Borrower shall pay to the Administrative Agent for the account of the Lenders, on the date of each termination or reduction of the Total Commitment, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued through the date of such termination or reduction.

        Section 2.9     Amendments to Section 2.10. Section 2.10 of the Credit Agreement is amended as follows:

                   (a)     The heading and Clauses (a) and (b) are amended in their respective entireties to read as follows

Section 2.10 Prepayment Including Prepayment as a Result of a Change of Control and Material Transfer.

(a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon giving telecopy notice (or telephone notice promptly confirmed by telecopy) to the Administrative Agent: (i) before 11:00 a.m., New York, New York time, three Business Days prior to prepayment, in the case of Eurodollar Loans and Negotiated Rate Borrowings which prepayment shall be accompanied by any amount owed under Section 8.05(b), and (ii) before 11:00 a.m., New York, New York time, one Business Day prior to prepayment, in the case of ABR Loans; provided, however, that each partial prepayment shall be in an amount which is an integral multiple of $1,000,000 and not less than $3,000,000.

(b) On the date of any termination or reduction of the Total Commitment pursuant to Section 2.09 (including without limitation, any reduction arising as a result of a Material Transfer), the Borrower shall pay or prepay so much of the Borrowings as shall be necessary in order that the aggregate outstanding principal amount of the Loans and Swingline Loans will not exceed the sum of the Total Commitment minus all Letter of Credit Liabilities, after giving effect to such termination or reduction.

                   (b)     The first paragraph of Clause (c) is amended to read in its entirety as follows:

At least 15 Business Days (or, in the case of any transaction permitted by Section 5.10 resulting in a Change of Control, at least 45 days) and not more than 90 days prior to the occurrence of any Change of Control, the Borrower will give written notice thereof to each Lender. Such notice shall contain (i) an offer by the Borrower to prepay, on the date of such Change of Control or, if such notice shall be delivered less than 35 days prior to the date of such Change of Control, on the date 35 days after the date of such notice (the “Prepayment Date”), all Loans and Swingline Loans made by each Lender, together with interest accrued thereon to the Prepayment Date and all other liquidated obligations owed to such Lender under the terms hereof, (ii) the estimated amount of accrued interest, showing in reasonable detail the calculation thereof and (iii) the Borrower's estimate of the date on which such Change of Control shall occur. Said offer shall be deemed to lapse as to any such Lender which has not replied affirmatively thereto in writing within 35 days of the giving of such notice. As soon as practicable (and in any event at least 24 hours) prior to such Change of Control, the Borrower shall give written confirmation of the date thereof to each such Lender that has affirmatively replied to the notice given pursuant to the first sentence of this Section 2.10(c). Borrower shall, on the Prepayment Date, prepay to each Lender that has affirmatively replied to the notice given pursuant to the first sentence of this Section 2.10(c) all Loans and funded participation interests in Swingline Loans then held by such Lender together with accrued interest thereon and all other liquidated obligations owed to such Lender under the terms hereof. Thereupon, each Lender that shall have received such prepayment shall have no further obligation to make Loans or participate in Swingline Loans or Letters of Credit made or issued after the Prepayment Date and the Total Commitment shall be reduced by the amount of each such Lender's Commitment; provided that each Lender that shall have received such prepayment shall continue to have a participation interest in any Letter of Credit issued prior to the Prepayment Date or any Swingline Loan outstanding immediately after the Prepayment Date and shall be entitled to the continued payment of the Fees paid in respect thereof. The participation interests described in the foregoing sentence shall be calculated based on the Applicable Percentages determined immediately prior to the Prepayment Date and each such Lender shall continue to be obligated to fund its participation interest therein as herein specified as if no prepayment had occurred. Any Loan made after the Prepayment Date shall be made by the remaining Lenders and such Lenders shall have participation interests in any Swingline Loan made after the Prepayment Date and in any Letter of Credit issued after the Prepayment Date based on their Applicable Percentages (calculated without including the Commitments of the Lenders that shall have received the prepayment under this Section 2.10(c)). If requested by the Administrative Agent or the Lenders who are to receive prepayment under this Section 2.10(c), the Borrower shall use its commercially reasonable efforts to cause all Letters of Credit that are to be outstanding as of the Prepayment Date to be terminated as of the Prepayment Date or as soon thereafter as is possible.

        Section 2.10     Amendment to Section 2.11. The phase “such Lender's Commitment, the Loans” in Clause (b) of Section 2.11 of the Credit Agreement is amended to read “such Lender's Commitment, the Loans and Swingline Loans”.

        Section 2.11     Amendment to Section 2.14. Sections 2.14 of the Credit Agreement is amended in its entirety to read as follows:

Section 2.14 Sharing of Setoffs. Subject to the terms of the Intercreditor Agreement which shall have precedence over any conflicting provisions in this Section 2.14, each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any amounts due hereunder as a result of which the unpaid principal portion of such amount shall be proportionately less than the unpaid principal portion of such amount owed to any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in such amounts of such other Lender, so that the aggregate unpaid principal amount of the obligations owed by the Borrower hereunder and participations in such obligations held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all obligations owed by the Borrower hereunder then outstanding as the principal amount of such obligations prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all such obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.14 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in the obligations owed hereunder deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan in the amount of such participation.

        Section 2.12     Amendment to Section 2.17. The phrase “date of payment on the Loans” in Clause (ii) of Section 2.17 of the Credit Agreement is amended to read “date of payment on the Loans and Swingline Loans”.

        Section 2.13     Amendment to Section 2.18. The phrase ", under the Subsidiary Guaranty or under the Intercreditor Agreement” is hereby added to Section 2.18 of the Credit Agreement between the word “hereunder” and the phrase “for the account of”.

      Section 2.14     Amendment to Section 2.19.

                   (a)     The phrase "(each a ‘Letter of Credit ’" in the first paragraph of Section 2.19 of the Credit Agreement is amended in its entirety to read " (each such letter of credit along with each Existing Letter of Credit, herein a ‘Letter of Credit’)”.

                   (b)     The $25,000,000 figure in the last sentence of Clause (a) of Section 2.19 of the Credit Agreement is amended to be $35,000,000.

                   (c)     The phrase that begins “;provided that” at the end of the first sentence of Clause (d) of Section 2.19 of the Credit Agreement is amended in its entirety to read as follows:

provided that the Borrower may, subject to the conditions to borrowing set forth herein, request that such payment be financed with a Loan or Swingline Loan in an equivalent amount, and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting Loan or Swingline Loan.

                   (d)     A new Clause (i) is added to Section 2.19 of the Credit Agreement to read in its entirety as follows:

(i) Amendments. No amendment to this Agreement shall amend, modify or otherwise affect the rights and duties of the Issuing Bank without the prior written consent of the Issuing Bank.

        Section 2.15     Addition of Section 2.20. Section 2.20 is added to the Credit Agreement following Section 2.19 to read in its entirety as follows:

Section 2.20 Swingline Loans. Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make advances (each such advance a “Swingline

Loan”) to the Borrower from time to time on and after the June 29, 2001, until the earlier of the Maturity Date or the termination of the Commitments hereunder in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $20,000,000 and (ii) the total Revolving Exposures exceeding the Total Commitment. The Swingline Loans comprising any Borrowing shall be in an amount which is an integral multiple of $500,000 and not less than $1,000,000 (or an aggregate principal amount equal to the sum of $20,000,000 minus all the Swingline Loans then outstanding). Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

(a) Swingline Request Procedure. To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 11:00 a.m., New York, New York time, on the day of a proposed Swingline Loan by use of a duly completed Borrowing Request. Each such notice shall be irrevocable and shall specify: (i) the requested date of such Borrowing (which shall be a Business Day), (ii) the amount of the requested Swingline Loan, (iii) whether the Swingline Loan is to be a Eurodollar Borrowing, an ABR Borrowing or a Negotiated Rate Borrowing, and (iv) in the event of a Negotiated Rate Borrowing is selected, the requested duration of the Interest Period therefor and the requested interest rate to be applicable thereto. If no election as to the type of Borrowing is specified in any notice, then the requested Borrowing shall be an ABR Borrowing. Each Interest Period with respect to a Eurodollar Borrowing that is a Swingline Loan shall be one month's duration. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the account or accounts specified from time to time in one or more notices delivered by the Borrower to the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.19(d), by remittance to the Issuing Bank) by 3:00 p.m., New York, New York time, on the requested date of such Swingline Loan. The Swingline Lender shall notify the Borrower on the date the Borrower requests a Negotiated Rate Borrowing if the Swingline Lender will not agree to the rate requested in such notice to apply to such Borrowing or the duration of the related Interest Period. If the Borrower and the Swingline Lender can not agree on the Negotiated Rate for a Negotiated Rate Borrowing, the Negotiated Rate Borrowing shall not be available hereunder. The determination by the Swingline Lender of the Negotiated Rate applicable to a Negotiated Rate Borrowing shall be conclusive absent manifest error.

(b) Lender Participation. The Swingline Lender may by written notice given to the Administrative Agent not later than 11:00 a.m., New York, New York time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever; provided that (i) the obligations of a Lender to fund its participation in a Swingline Loan may be subject to avoidance by a Lender if such Lender proves that the Swingline Lender knew (or with the exercise of care should have known) that the conditions to the making of the Swingline Loan were not satisfied and (ii) a Lender shall not have an obligation to acquire or fund a participation in Swingline Loans if that obligation of the Lender has been terminated or assigned to another Person in accordance with Section 2.10(c) or Section 8.04. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Swingline Lender (as finally determined by a court of competent jurisdiction), the Swingline Lender shall be deemed to have exercised care. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of its obligation for the payment thereof in full, notwithstanding any Default or Event of Default which may exist.

(c) Repayment. Swingline Loans shall be repaid by the Borrower in accordance with Section 2.05. Notwithstanding Section 2.13, each Borrowing comprised of a Swingline Loan, each payment or prepayment of principal of any Borrowing comprised of a Swingline Loan, and each payment of interest on Swingline Loans, shall be paid to the Administrative Agent for the benefit of the Swingline Lender only.

(d) Amendments. No amendment to this Agreement shall amend, modify or otherwise affect the rights and duties of the Swingline Lender without the prior written consent of the Swingline Lender.

        Section 2.16     Amendment to Section 3.02. Section 3.02 of the Credit Agreement is amended in its entirety to read as follows:

Section 3.02 Authorization. The execution, delivery and performance by the Borrower of this Agreement, the Pledge Agreement and the Intercreditor Agreement, the Borrowings hereunder, the pledge of the stock of the Material Restricted Subsidiaries under the Pledge Agreement and the issuance of Letters of Credit hereunder (collectively, the “Transactions”) (a) have been duly authorized by all requisite corporate action and (b) will not (i) violate (A) any provision of any law, statute, rule or regulation to which any Obligated Party is subject or of the certificate of incorporation or other constituent documents or by-laws of the Borrower or any of its Subsidiaries, (B) any order of any Applicable Governmental Authority or (C) any provision of any Material indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property is or may be bound (including the Senior Note Purchase Agreements and the Indebtedness limitations set forth in any Senior Note Purchase Agreement), (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon any property or assets of the Borrower or any of its Subsidiaries, except as contemplated by the Pledge Agreement.

        Section 2.17     Amendment to Section 3.05. Clause (a) of Section 3.05 of the Credit Agreement is amended in its entirety to read as follows.

(a) Schedule 3.05 is (except as noted therein) a complete and correct list of the Borrower's Subsidiaries as of May 31, 2001 showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of its capital stock or similar equity interests owned by the Borrower and each other Subsidiary, and specifying whether such Subsidiary is a Restricted Subsidiary and a Material Restricted Subsidiary. Schedule 3.05A correctly sets forth the authorized, issued, and outstanding capital stock of each Material Restricted Subsidiary. All of the outstanding capital stock of each Material Restricted Subsidiary has been validly issued, is fully paid, and is nonassessable. There are no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, capital stock of any Material Restricted Subsidiary.

        Section 2.18     Amendment to Section 3.12. Section 3.12 of the Credit Agreement is amended in its entirety to read as follows:

Section 3.12 Use of Proceeds; Margin Regulation. The Borrower will apply the proceeds of the Loans and Swingline Loans to refinance existing indebtedness, to make acquisitions, for capital expenditures, for working capital and for other general corporate purposes. The Letters of Credit shall be issued to support transactions of the Borrower and the Subsidiaries entered into in the ordinary course of business. No part of the proceeds from the Loans will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Borrower in a violation of Regulation X of the Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of the Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Borrower and its Restricted Subsidiaries and the Borrower does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

        Section 2.19     Amendment to Section 3.13. The reference to “June 30, 1999” contained in Section 3.13 of the Credit Agreement is amended to read “May 26, 2001”.

        Section 2.20     Amendment of Section 4.01. The introduction phrase and Clause (a) of Section 4.01 of the Credit Agreement are amended in their respective entireties to read as follows:

Section 4.01 All Borrowings. The obligations of the Lenders to make Loans after the Effective Date, the obligation of the Swingline Lender to make Swingline Loans after June 29, 2001 and the obligation of the Issuing Bank to issue, amend, renew or extend Letters of Credit are subject to the satisfaction of the following conditions on the date of each Borrowing or issuance:

(a) The Administrative Agent shall have received a notice of such Borrowing, issuance, amendment or other modification as required by Section 2.03, 2.19(a) or 2.20(a), as applicable.

      Section 2.21     Amendment to Article 5. The introductory phrase of Article 5 to the Credit Agreement is amended in its entirety to read as follow:

The Borrower agrees that, so long as any Lender has any Commitment hereunder or any obligations to acquire or fund any participation in any Swingline Loan or Letter of Credit or the Swingline Lender is obligated to make Swingline Loans or the Issuing Bank is obligated to issue any Letter of Credit, or any amount payable hereunder remains unpaid:

        Section 2.22     Amendment to Section 5.11. The period at the end of Subclause (iii) of Clause (c) of Section 5.11 is deleted and replaced with “; or”, the last sentence of Section 5.11 is deleted therefrom and a new Clause (d) is added to the end of Section 5.11 to read in its entirety as follows:

(d) such Transfer is the sale of receivables, or undivided interests therein, pursuant to an Approved Receivables Securitization.

        Section 2.23     Amendment to Section 5.12. The following sentence is added after the first sentence of Section 5.12 of the Credit Agreement:

In addition to and not in limitation of the other provisions of this Section 5.12, from June 29, 2001 until the date that the Debt to Adjusted EBITDA Ratio is less than 3.00 to 1.00 as calculated for any fiscal quarter after March 31, 2001 and established by the delivery of a Covenant Compliance Certificate under Section 5.20(g)(i) (such period, herein the “Restriction Period”), Borrower shall not permit any of Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to or otherwise permit any Indebtedness, except Indebtedness of such Subsidiaries disclosed on Schedule 3.13 hereto and additional Indebtedness in an aggregate amount not to exceed $10,000,000 for all Restricted Subsidiaries during the Restriction Period.

        Section 2.24     Amendment to Section 5.13. Section 5.13 of the Credit Agreement is amended as follows:

                   (a)     Clauses (f) and (g) are amended in their entireties to read as follows:

(f) Liens on property or assets of the Borrower (other than the capital stock of the Material Restricted Subsidiaries) or any of its Restricted Subsidiaries securing Indebtedness or other obligations owing to the Borrower or to a Wholly Owned Restricted Subsidiary;

(g) financing statements filed in respect of operating leases, liens granted under capital leases in existence as of June 29, 2001 provided that the amount secured thereby does not exceed $25,000, other Liens existing on June 29, 2001 and described on Schedule 5.13 and Liens granted to the Collateral Agent under the Pledge Agreement;

                   (b)     Clause (i) is amended in its entirety to read as follows:

(i) other Liens not otherwise permitted by Subsections (a) through (h) above, provided that (i) the fair market value of the assets subject to such other Liens shall not exceed $15,000,000, (ii) such Liens secure Indebtedness of the Borrower or a Restricted Subsidiary permitted hereby, (iii) the aggregate principal amount of the

Indebtedness secured by all Liens granted under the permissions of this clause (i) does not exceed $10,000,000 and (iv) immediately after giving effect to the creation thereof, no Default or Event of Default shall exist.

        Section 2.25     Amendment to Section 5.14. Section 5.14 of the Credit Agreement is amended to add the following to the end thereof:

In addition to the foregoing restrictions, the Borrower will not, and will not permit any of its Restricted Subsidiaries to, redeem or otherwise acquire any of its stock or other equity interests or any warrants, rights or other options to purchase such stock or other equity interests except:

(a) when solely in exchange for such stock or other equity interests;

(b) when made contemporaneously from the net proceeds of a sale of such stock or other equity interests;

(c) the repurchase of up to 577,500 shares of the Borrower's capital stock for an aggregate purchase price not to exceed $7,500,000 in connection with its obligation to do so arising in connection with the documentation of its acquisition of James N Kirby Pty Ltd;

(d) the repurchase by LPAC Corp.from Restricted Subsidiaries of LPAC Corp's preferred stock with proceeds of collections on accounts receivable in connection with an Approved Receivables Securitization; and

(e) Other redemptions or acquisitions of such stock or equity interests if, as of the date of the payment thereof, the Debt to Adjusted EBITDA Ratio is less than 3.00 to 1.00 as calculated for any fiscal quarter: (i) that has elapsed since March 31, 2001; (ii) that has ended before the date of payment; and (iii) for which a Covenant Compliance Certificate under Section 5.20(g)(i) has been delivered.

        Section 2.26     Amendments to Section 5.15. Section 5.15 of the Credit Agreement is amended as follows:

                   (a)     The introductory phrase is amended to read in its entirety as follows:

The Borrower covenants and agrees that, so long as any Lender has any Commitment hereunder or any obligations to acquire or fund any participation in any Swingline Loan or Letter of Credit or the Swingline Lender is obligated to make Swingline Loans or the Issuing Bank is obligated to issue any Letter of Credit, or any amount payable hereunder remains unpaid, the Borrower will perform and observe the following financial covenants:

                   (b)     The first sentence of Clause (a) is amended in its entirety to read as follows:

As of the end of each fiscal quarter, the Borrower shall not permit the ratio of Cash Flow for the four (4) fiscal quarters then ending to Interest Expenses for such period to be less than (i) 2.65 to 1.00 for the fiscal quarter ended June 30, 2001; (ii) 2.75 to 1.00 for the fiscal quarter ended September 30, 2001; and (iii) 3.00 to 1.00 for all fiscal quarters ending thereafter.

                   (c)     Clause (b) is amended in its entirety to read as follows:

(b) Consolidated Indebtedness to Adjusted Ebitda. As of the last day of each fiscal quarter during the periods described below, the Borrower shall not permit the ratio of Consolidated Indebtedness outstanding as of such day to the Adjusted EBITDA for the four (4) fiscal quarters then ended to exceed: (i) 3.90 to 1.00 for the fiscal quarter ended June 30, 2001; (ii) 3.75 to 1.00 for the fiscal quarters ended September 30, 2001 and December 31, 2001; (iii) 3.50 to 1.00 for the fiscal quarters ended March 31, 2002 and June 30, 2002; (iv) 3.25 to 1.00 for the fiscal quarters ended September 30, 2002 and December 31, 2002; and (v) 3.00 to 1.00 for all fiscal quarters ending after December 31, 2002.

        Section 2.27     Amendment to Section 5.20. The phrase “,the then existing Material Restricted Subsidiaries,” is added to Subclause (i) of Clause (g) of Section 5.20 of the Credit Agreement after the phrase “the Commitment Fee Percentage”.

        Section 2.28     Addition of Sections 5.23 and 5.24. Sections 5.23 and 5.24 are added to the Credit Agreement following Section 5.22 to read in their entirety as follows:

                   Section 5.23     Post Closing Agreements; New Material Restricted Subsidiaries.

(a) Items Due by August 15, 2001. On or before August 15, 2001, the Borrower shall deliver or cause to be delivered to the Administrative Agent, each of the following, all in form and substance acceptable to the Lenders:

(i) The Intercreditor Agreement executed by all the parties thereto; the Pledge Agreement executed by the Borrower pursuant to which the Borrower shall have pledged to the Collateral Agent all the capital stock of each Material Restricted Subsidiary; certificates representing the capital stock of the Material Restricted Subsidiaries pledged pursuant to the Pledge Agreement together with undated stock powers duly executed in blank for all such certificates; UCC, tax and judgment Lien search reports listing all documentation on file against the Borrower and each Material Restricted Subsidiary in each jurisdiction in which it has its principal place of business and jurisdiction of organization; such executed documentation as the Collateral Agent may deem necessary to perfect or protect its Liens, including, without limitation, financing statements under the UCC and other applicable documentation under the laws of any jurisdiction with respect to the perfection of Liens; and duly executed UCC-3 termination statements and such other documentation as shall be necessary to terminate or release all Liens encumbering the collateral pledged pursuant to the Pledge Agreement. To assist the Borrower in complying with the requirements of this paragraph, the Lenders agree to use commercially reasonable efforts to cause the Required Lenders to approve an Intercreditor Agreement which is in form and substance satisfactory to them on or before August 15, 2001.

(ii) a favorable written opinion from counsel to the Borrower and the Material Restricted Subsidiaries addressed to the Lenders and satisfactory to Jenkens & Gilchrist, a Professional Corporation, counsel for the Administrative Agent, as to such matters relating to the Intercreditor Agreement, the Pledge Agreement, the collateral pledged pursuant thereto and the capitalization of the Material Restricted Subsidiaries as the Administrative Agent may request (and the Borrower hereby instructs its counsel to deliver such opinion to the Administrative Agent for the benefit of the Lenders).

(iii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying that attached thereto is a true and complete copy of resolutions, duly adopted by the Board of Directors authorizing the execution, delivery and performance of the Pledge Agreement, the Intercreditor Agreement and the Transactions, and that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(iv) A certificate of the Secretary or an Assistant Secretary of each Material Restricted Subsidiary certifying that attached thereto is a true and complete copy of resolutions, duly adopted by the Board of Directors authorizing the execution, delivery and performance of the Intercreditor Agreement and that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(b) New Material Restricted Subsidiaries. Within forty-five (45) days after the end of each fiscal quarter, the Borrower shall cause each Material Restricted Subsidiary created or acquired during the fiscal quarter then ending, and each Restricted Subsidiary that, as a result of a change in assets, became a Material Restricted Subsidiary during such fiscal quarter (any such Material Restricted Subsidiary, herein a “New Material Subsidiary”), to execute and deliver to the Administrative Agent a Subsidiary Joinder Agreement joining it as a guarantor under the Subsidiary Guaranty and such other documentation as the Administrative Agent may reasonably request to cause such New Material Subsidiary to evidence or otherwise implement the guaranty of the repayment of the obligations contemplated by the Subsidiary Guaranty and this Agreement. In addition, within forty-five (45) days after the end of a fiscal quarter in which a New Material Subsidiary has been created, acquired or comes into existence, the Borrower shall take such action as the Collateral Agent may request to cause the capital stock of each such New Material Subsidiary to be pledged to the Collateral Agent under the Pledge Agreement, including without limitation, the proper completion, execution and delivery of a Pledge Amendment under the terms of the Pledge Agreement, the delivery of the stock certificates evidencing the stock to be pledged, along with blank stock powers executed in blank, Uniform Commercial Code Financing Statements and such other documentation as the Collateral Agent may reasonably request to cause such stock to be pledged under the Pledge Agreement and for such pledge to be perfected and protected.

Section 5.24 Restrictions On Transfers to Unrestricted Subsidiaries. In addition to the other limitations of the this Agreement, from June 29, 2001 until the date that the Debt to Adjusted EBITDA Ratio is less than 3.00 to 1.00 as calculated for any fiscal quarter after March 31, 2001 and established by the delivery of a Covenant Compliance Certificate under Section 5.20(g)(i) (such period, herein the “Section 5.24 Restriction Period”), the Borrower will not, and will not permit any Restricted Subsidiary to, consummate any Unrestricted Subsidiary Transfer except:

(a) the sale of inventory to Unrestricted Subsidiaries in the ordinary course of business;

(b) payments made to Unrestricted Subsidiaries after June 30, 2001 in an aggregate amount not to exceed $30,500,000 to be used to satisfy the obligations owed to the seller(s) arising under the documentation governing the acquisition of James N Kirby Pty Ltd; and

(c) if no Default or Event of Default exists or would result therefrom, Unrestricted Subsidiary Transfers, in addition to the Transfers described in clauses (a) and (b) above, provided that the aggregate amount of the Unrestricted Subsidiary Transfers consummated during the Section 5.24 Restriction Period under the permissions of this clause (c) shall not exceed $60,000,000. The aggregate amount of the Unrestricted Subsidiary Transfers for purposes of determining compliance with this clause (c) as of any date shall equal the sum of the following: (i) the aggregate outstanding amount of all loans, advances and extensions of credit made by the Borrower and the Restricted Subsidiaries to Unrestricted Subsidiaries and outstanding on such date; plus (ii) the aggregate amount of all obligations of the Unrestricted Subsidiaries outstanding on such date that are guaranteed by Borrower or any Restricted Subsidiary or secured by a Lien granted by Borrower or a Restricted Subsidiary; plus (iii) the aggregate Fair Market Value (determined for each Unrestricted Subsidiary Transfer as of the date of the applicable Unrestricted Subsidiary Transfer) of all other property (i.e., other than the property described in clauses (i) and (ii) of this sentence) disposed of during the Restriction Period in Unrestricted Subsidiary Transfers consummated under the permissions of this clause (c).

The term “Unrestricted Subsidiary Transfer” means, a transaction in any form in which an Unrestricted Subsidiary receives (either directly or indirectly) anything (including money or other property) of value from Borrower or any Restricted Subsidiary, including, any loan, advance or other extension of credit; any sale, lease, or other disposition of assets; any merger, consolidation or other corporate combination; any purchase or repurchase of stocks, bonds, notes, debentures or other securities or any other capital contribution or investment; any transaction in which a Person provides a Guaranty or grants Liens to secure obligations or Indebtedness of another Person. All covenants in this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants (including this Section 5.24), the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

        Section 2.29     Amendment to Article 6. Article 6 of the Credit Agreement is amended as follows:

                   (a)     Clauses (a) through (e) are amended in their entireties to read as follows:

(a) the Borrower defaults in the payment of any principal on any Loan or Swingline Loan or the reimbursement of any LC Disbursement, in each case when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Borrower defaults in the payment of any interest on any Loan or Swingline Loan for more than five Business Days after the same becomes due and payable; or

(c) the Borrower defaults in the performance of or compliance with any term applicable to the Borrower and contained in Section 5.20(d), Section 5.23, Section 5.24 or Sections 5.10 through 5.19 or contained in the Pledge Agreement, or any Material Restricted Subsidiary defaults in the performance of or compliance with any term applicable to it contained in clause (c) of paragraph 6 of the Subsidiary Guaranty; or

(d) (i) the Borrower defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Article 6) or contained in the Intercreditor Agreement or with any Additional Covenant and such default is not remedied within 30 days after the earlier of (A) a Responsible Officer obtaining actual knowledge of such default and (B) the Borrower receiving written notice of such default from either Agent or any Lender (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Article 6) or (ii) any Material Restricted Subsidiary defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty (other than those referred to in paragraphs (a), (b) and (c) of this Article 6) or contained in the Intercreditor Agreement or with any Additional Covenant and such default is not remedied within 30 days after the earlier of (A) a Responsible Officer obtaining actual knowledge of such default and (B) the Borrower receiving written notice of such default from either Agent or any Lender (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Article 6); or

(e) any representation or warranty made in writing by or on behalf of any Obligated Party or by any officer of any Obligated Party in this Agreement, the Pledge Agreement, the Intercreditor Agreement, the Subsidiary Guaranty or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                   (b)     New Clauses (k) and (l) are added to read as follows:

(k) the occurrence of an Event of Default (as defined in the Intercreditor Agreement); or

(l) either the Subsidiary Guaranty or the Pledge Agreement shall for any reason cease to be in full force and effect and valid, binding and enforceable in accordance with its terms, or the Borrower or any Material Restricted Subsidiary shall so state in writing;

                   (c)     The last section of Article 6 (as it exists without giving effect to this Amendment) which follows the existing Clause (j) is amended in its entirety to read as follows:

then, and in every such event, and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the right of the Borrower to borrow hereunder or to request the issuance, amendment, extension or renewal or other modification of any Letter of Credit, (ii) exercise any rights that may be available upon an Event of Default to terminate or cancel any outstanding Letters of Credit, and (iii) declare the Borrowings (including all Loans and Swingline Loans) and all reimbursement obligations for LC Disbursements, then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Borrowings (including all Loans and Swingline Loans) and the reimbursement obligations for LC Disbursements, so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder, shall become forthwith due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding; Provided that in the case of any event described in paragraph (g) or (h) above with respect to the Borrower or any

Material Restricted Subsidiary, all the Commitments of the Lenders, the commitment of the Swingline Lender to make Swingline Loans and the obligation of the Issuing Bank hereunder to issue Letters of Credit shall automatically terminate and the principal amount of all Borrowings (including all Loans and Swingline Loans) and all reimbursement obligations for LC Disbursements, then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder shall automatically become due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein to the contrary notwithstanding. In addition to the other rights and remedies that the Lenders may have upon the occurrence of an Event of Default, the Required Lenders may direct: (i) the Collateral Agent to exercise the rights and remedies available to the Collateral Agent under the Intercreditor Agreement and the Pledge Agreement and (ii) the Administrative Agent to exercise the rights and remedies available to it under the Subsidiary Guaranty.

        Section 2.30     Amendment to Article 7. Article 7 of the Credit Agreement is amended as follows:

                   (a)     The first three paragraphs are amended in their entirety to read as follows:

In order to expedite the transactions contemplated by this Agreement, Chase is hereby appointed to act as Administrative Agent, on behalf of the Lenders and the Issuing Bank. Each of the Lenders and the Issuing Bank hereby irrevocably authorizes the Administrative Agent to take such actions on behalf of such Lender or the Issuing Bank and to exercise such powers as are specifically delegated to the Administrative Agent by the terms and provisions hereof, by the terms and provisions of the Subsidiary Guaranty and by the terms and provisions of the Intercreditor Agreement, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders and the Issuing Bank, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders and the Issuing Bank, as applicable, all payments of principal of and interest on the Loans and all other amounts due to the Lenders and the Issuing Bank hereunder or under the Subsidiary Guaranty or from the Collateral Agent under the Intercreditor Agreement, and promptly to distribute to each Lender and the Issuing Bank its share of each payment so received; (b) to give notice on behalf of each of the Lenders and the Issuing Bank to the Borrower of any Event of Default of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; (c) to distribute to each Lender and the Issuing Bank copies of all notices, financial statements and other materials delivered by the Borrower pursuant to this Agreement or the Subsidiary Guaranty as received by the Administrative Agent and (d) to execute and deliver the Intercreditor Agreement on its behalf and bind it to the terms thereof.

Neither Administrative Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his or her own gross negligence or willful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any Material Restricted Subsidiary of any of the terms, conditions, covenants or agreements contained in this Agreement, the Pledge Agreement, the Intercreditor Agreement or the Subsidiary Guaranty. The Administrative Agent shall not be responsible to the Lenders or the Issuing Bank for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement, the Pledge Agreement, the Intercreditor Agreement, the Subsidiary Guaranty or other instruments or agreements; provided that the foregoing exclusion shall not have the effect of releasing the Administrative Agent from its stated responsibilities herein to receive executed agreements, documents and instruments on behalf of the Lenders and the Issuing Bank. The Administrative Agent may deem and treat the Lender which makes any Loan or Swingline Loan or participates in any Swingline Loan or in the obligation to reimburse the Issuing Bank for any LC Disbursement as the holder of the indebtedness resulting therefrom for all purposes hereof until it shall have received notice from such Lender, given as provided herein, of the transfer thereof. The Administrative Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders and the Issuing Bank. The Administrative Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower or any Material Restricted Subsidiary on account of the failure of or delay in performance or breach by any Lender or the Issuing Bank of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any Lender or the Issuing Bank or the Borrower of any of their respective obligations hereunder, under the Pledge Agreement, under the Intercreditor Agreement or in connection herewith or by any Material Restricted Subsidiary of any of their respective obligations under the Subsidiary Guaranty. The Administrative Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

The Lenders and the Issuing Bank hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement, the Subsidiary Guaranty or the Intercreditor Agreement unless it shall be requested in writing to do so by the Required Lenders.

                   (b)     The fifth and sixth paragraphs are amended in their entirety to read as follows:

With respect to the Loans and Swingline Loans made by it hereunder, the Administrative Agent, in its individual capacity as a Lender and the Swingline Lender and not as Administrative Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may accept deposits from, lend money to, act as collateral agent under the Intercreditor Agreement and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent.

Each Lender agrees (i) to reimburse the Administrative Agent, on demand, in the amount of its Applicable Percentage of any expenses incurred for the benefit of the Lenders or the Issuing Bank in its role as Administrative Agent, including reasonable counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders or the Issuing Bank, which shall not have been reimbursed by the Borrower AND (II) TO INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT AND ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, ON DEMAND, IN THE AMOUNT OF SUCH

APPLICABLE PERCENTAGE, FROM AND AGAINST ANY AND ALL LIABILITIES, TAXES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST IT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE PLEDGE AGREEMENT, THE INTERCREDITOR AGREEMENT, THE SUBSIDIARY GUARANTY OR ANY ACTION TAKEN OR OMITTED BY IT UNDER ANY SUCH DOCUMENTS TO THE EXTENT THE SAME SHALL NOT HAVE BEEN REIMBURSED BY THE BORROWER (INCLUDING WITHOUT LIMITATION, ALL LIABILITIES, TAXES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS ARISING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE ADMINISTRATIVE AGENT); PROVIDED THAT NO LENDER SHALL BE LIABLE TO THE ADMINISTRATIVE AGENT FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE ADMINISTRATIVE AGENT OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS.

        Section 2.31     Amendment to Section 8.01. Clause (b) of Section 8.01 to the Credit Agreement is amended in its entirety to read as follows:

(b) if to the Administrative Agent, the Swingline Lender or the Issuing Bank, to The Chase Manhattan Bank, 2200 Ross Avenue, 3rd Floor, Dallas, TX 75201, Attention of Allen King,(Telecopy No. 214/965-2044), with a copy to The Chase Manhattan Bank, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081; Attention: Muniram Appanna, Telephone 212/552-7943; Telecopy No. 212/552-7490; and

        Section 2.32     Amendment to Section 8.02. The phrase “or the acquisition and funding of participations in Letters of Credit” in Section 8.02 of the Credit Agreement is amended to read “or the acquisition and funding of participations in Swingline Loans or Letters of Credit, or the making by the Swingline Lender of any Swingline Loan”.

        Section 2.33     Amendment to Section 8.04. Section 8.04 of the Credit Agreement is amended as follows:

                   (a)     The phrase “an Affiliate of such Lender” in subclause (i) of Clause (b) is amended to read “a Lender Affiliate” and the following definition is added to the end of Clause (b):

As used herein, the term “Lender Affiliate”" means, (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                   (b)     The phrase “and Swingline Loans” is added after the word “Loans” in Clause (d).

                   (c)     The phrase “or Swingline Loans” is added after the word “Loans” in the second sentence of Clause (i).

        Section 2.34     Amendment to Section 8.05. Clauses (a) and (b) of Section 8.05 of the Credit Agreement are amended in their respective entireties to read as follows:

(a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by either Agent, JPMorgan Securities Inc. (formerly Chase Securities Inc.), Wachovia Securities, Inc. or the Issuing Bank in connection with entering into this Agreement, the Intercreditor Agreement, the Pledge Agreement and the Subsidiary Guaranty and in connection with any amendments, modifications or waivers of the provisions thereof (but only if such amendments, modifications or waivers are requested by the Borrower or a Material Restricted Subsidiary) (whether or not the transactions hereby contemplated are consummated) or in connection with the issuance, modification, extension or renewal of any Letter of Credit, or incurred by either Agent, the Issuing Bank, or any Lender in connection with the enforcement of their rights in connection with this Agreement, the Intercreditor Agreement, the Pledge Agreement or the Subsidiary Guaranty or in connection with the Loans and Swingline Loans made and Letters of Credit issued hereunder, including the reasonable fees and disbursements of counsel for either Agent and the Issuing Bank or, in the case of enforcement following an Event of Default, the Lenders.

(b) THE BORROWER AGREES TO INDEMNIFY EACH LENDER AND ISSUING BANK AGAINST ANY LOSS, CALCULATED IN ACCORDANCE WITH THE NEXT SENTENCE, OR REASONABLE EXPENSE WHICH SUCH LENDER OR ISSUING BANK MAY SUSTAIN OR INCUR AS A CONSEQUENCE OF (A) ANY FAILURE BY THE BORROWER TO BORROW OR TO CONVERT OR CONTINUE ANY LOAN OR SWINGLINE LOAN HEREUNDER (INCLUDING AS A RESULT OF THE BORROWER'S FAILURE TO FULFILL ANY OF THE APPLICABLE CONDITIONS SET FORTH IN ARTICLE 4) AFTER IRREVOCABLE NOTICE OF SUCH BORROWING, CONVERSION OR CONTINUATION HAS BEEN GIVEN PURSUANT HERETO, (B) ANY PAYMENT, PREPAYMENT OR CONVERSION, ASSIGNMENT OR FUNDING OF A EURODOLLAR LOAN OR NEGOTIATED RATE BORROWING REQUIRED BY ANY PROVISION OF THIS AGREEMENT OR OTHERWISE MADE OR DEEMED MADE ON A DATE OTHER THAN THE LAST DAY OF THE INTEREST PERIOD, IF ANY, APPLICABLE THERETO, (INCLUDING ANY FUNDING OF A EURODOLLAR LOAN OR NEGOTIATED RATE BORROWING AS A RESULT OF THE OPERATION OF SECTION 2.20(b)), (C) ANY DEFAULT IN PAYMENT OR PREPAYMENT OF THE PRINCIPAL AMOUNT OF ANY LOAN OR SWINGLINE LOAN OR ANY REIMBURSEMENT OBLIGATION IN RESPECT OF ANY LC DISBURSEMENT OR ANY PART THEREOF OR INTEREST ACCRUED THEREON, AS AND WHEN DUE AND PAYABLE (AT THE DUE DATE THEREOF, WHETHER BY SCHEDULED MATURITY, ACCELERATION, IRREVOCABLE NOTICE OF PREPAYMENT OR OTHERWISE) OR (D) THE OCCURRENCE OF ANY EVENT OF DEFAULT, INCLUDING, IN EACH SUCH CASE, ANY LOSS OR REASONABLE EXPENSE SUSTAINED OR INCURRED OR TO BE SUSTAINED OR INCURRED BY SUCH LENDER IN LIQUIDATING OR EMPLOYING DEPOSITS FROM THIRD PARTIES, OR WITH RESPECT TO COMMITMENTS MADE OR OBLIGATIONS UNDERTAKEN WITH THIRD PARTIES, TO EFFECT OR MAINTAIN ANY LOAN OR SWINGLINE LOAN

HEREUNDER OR ANY PART THEREOF AS A EURODOLLAR LOAN OR NEGOTIATED RATE BORROWING. SUCH LOSS SHALL INCLUDE AN AMOUNT EQUAL TO THE EXCESS, IF ANY, AS REASONABLY DETERMINED BY SUCH LENDER, OF (i) ITS COST OF OBTAINING THE FUNDS FOR THE LOAN OR SWINGLINE LOAN BEING PAID, PREPAID, CONVERTED OR NOT BORROWED (ASSUMED TO BE THE LIBO RATE OR, WITH RESPECT TO A NEGOTIATED RATE BORROWING, THE APPLICABLE NEGOTIATED RATE) FOR THE PERIOD FROM THE DATE OF SUCH PAYMENT, PREPAYMENT OR FAILURE TO BORROW TO THE LAST DAY OF THE INTEREST PERIOD FOR SUCH LOAN (OR, IN THE CASE OF A FAILURE TO BORROW THE INTEREST PERIOD FOR SUCH LOAN OR SWINGLINE LOAN WHICH WOULD HAVE COMMENCED ON THE DATE OF SUCH FAILURE) OVER (ii) THE AMOUNT OF INTEREST (AS REASONABLY DETERMINED BY SUCH LENDER) THAT WOULD BE REALIZED BY SUCH LENDER IN RE-EMPLOYING THE FUNDS SO PAID, PREPAID OR NOT BORROWED FOR SUCH PERIOD OR INTEREST PERIOD, AS THE CASE MAY BE.

        Section 2.35     Amendment to Section 8.09. Section 8.09 of the Credit Agreement is amended in its entirety to read as follows:

Section 8.09 Entire Agreement. THIS AGREEMENT (INCLUDING THE SCHEDULES AND EXHIBITS HERETO), THE FEE LETTERS, THE INTERCREDITOR AGREEMENT, THE PLEDGE AGREEMENT, THE SUBSIDIARY GUARANTY AND THE OTHER DOCUMENTATION EXECUTED PURSUANT HERETO (INCLUDING, BUT NOT LIMITED TO ANY LETTER OF CREDIT ISSUED HEREUNDER) CONSTITUTE A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.03(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE ENTIRE CONTRACT AMONG THE PARTIES RELATIVE TO THE SUBJECT MATTER HEREOF AND THEREOF. ANY PREVIOUS AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF IS SUPERSEDED BY THIS AGREEMENT, THE FEE LETTERS THE INTERCREDITOR AGREEMENT, THE PLEDGE AGREEMENT, THE SUBSIDIARY GUARANTY AND THE OTHER DOCUMENTATION EXECUTED PURSUANT HERETO (INCLUDING, BUT NOT LIMITED TO ANY LETTER OF CREDIT ISSUED HEREUNDER). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NOTHING IN THIS AGREEMENT, EXPRESSED OR IMPLIED, IS INTENDED TO CONFER UPON ANY PARTY OTHER THAN THE PARTIES HERETO ANY RIGHTS, REMEDIES, OBLIGATIONS OR LIABILITIES UNDER OR BY REASON OF THIS AGREEMENT.

        Section 2.36     Amendment to Section 8.13. Clause (a) of Section 8.13 to the Credit Agreement is amended in its entirety to read as follows:

(a) Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges which are treated as interest under applicable law (collectively the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the Maximum Rate (as defined below) which may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable on the Loans or Swingline Loans of such Lender, together with all Charges payable to such Lender, shall be limited to the Maximum Rate. As used herein, the term “Maximum Rate” means, at any time and with respect to any Lender, the maximum rate of non-usurious interest under applicable law that such Lender may charge Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges contracted for, charged, or received in connection with the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the weekly ceiling described in, and computed in accordance with Chapter 303 of the Texas Finance Code.

        Section 2.37     Amendment to Exhibits. Exhibits A and B to the Credit Agreement are amended in their respective entireties to read as set forth on Exhibit A and B attached hereto, respectively.

        Section 2.38     Amendment to Schedules. Schedules 1.01, 3.05A and 5.13 are added to the Credit Agreement and shall read as set forth on Schedules 1.01, 3.05A and 5.13 attached hereto, respectively. Schedules 3.05, 3.06, and 3.13 are amended in their entirety to read as set forth on Schedules 3.05, 3.06 and 3.13 attached hereto.

ARTICLE 3
Conditions

        Section 3.1     Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent on or before July 12, 2001 (the “Closing Date”):

                   (a)     The Administrative Agent shall have received a favorable written opinion from counsel to the Borrower and the Material Restricted Subsidiaries, dated the Closing Date and addressed to the Lenders and satisfactory to Jenkens & Gilchrist, a Professional Corporation, counsel for the Administrative Agent, to the effect set forth in Exhibit C hereto (and the Borrower hereby instructs its counsel to deliver such opinion to the Administrative Agent for the benefit of the Lenders).

                   (b)     The Administrative Agent shall have received: (i) a certificate as to the good standing of the Borrower as of a recent date from such Secretary of State; (ii) a certificate of the Secretary or an Assistant Secretary of the Borrower dated the Closing Date and certifying (A) that the Borrower's bylaws previously certified to the Administrative Agent under the Assistant Secretary's Certificate dated July 29, 1999 remain in full force and effect on and as of the Closing Date without further modifications or amendments in any respect; (B) attached thereto is a true and complete copy of resolutions, duly adopted by the Board of Directors authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the Articles of Incorporation dated January 12, 2001 previously delivered to the Administrative Agent in January 2001 remain in full force and effect on and as of the Closing Date without further modifications or amendments in any respect; and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of the Borrower; (iii) a certificate of another officer of the Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Lenders or the Administrative Agent, shall reasonably request.

                   (c)     The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Senior Financial Officer of the Borrower confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement.

                   (d)     The Agents shall have received all Fees and other amounts due and payable on or prior to the Closing Date.

                   (e)     The Administrative Agent shall have received (i) a copy of the certificate of incorporation, including all amendments thereto, of each Material Restricted Subsidiary, certified as of a recent date by the Secretary of State of its state of incorporation, and a certificate as to the good standing of such Material Restricted Subsidiary as of a recent date from such Secretary of State; (ii) a certificate of the Secretary or an Assistant Secretary of each Material Restricted Subsidiary dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Material Restricted Subsidiary as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions, duly adopted by the Board of Directors authorizing the execution, delivery and performance of the Subsidiary Guaranty, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation referred to in clause (i) above has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to such clause (i) and (D) as to the incumbency and specimen signature of each officer executing the Subsidiary Guaranty or any other document delivered in connection herewith on behalf of such Material Restricted Subsidiary; (iii) a certificate of another officer of each Material Restricted Subsidiary as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lenders or the Administrative Agent, shall reasonably request.

                   (f)     The Administrative Agent shall have received evidence that all Persons who have the benefit of the provisions similar or substantially similar to the terms of Section 5.06 of the Credit Agreement (including without limitation, the holders of the notes under the Senior Note Purchase Agreements) shall have consented to the terms of this Amendment and any consent or amendment executed in connection therewith must be in form and substance acceptable to the Administrative Agent.

                   (g)     As of the Closing Date, all representations and warranties contained in the Credit Agreement (as amended hereby) shall be true, correct, and complete in all material respects except for representations specifically relating to a prior date;

                   (h)     No Default or Event of Default shall have occurred and be continuing;

                   (i)     All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent and its legal counsel;

                   (j)     Payment or reimbursement to the Lenders, and the Agents of all outstanding expenses, fees and other costs incurred by, or due to, the Lenders, and the Agents for which such entity has presented an invoice to the Borrower prior to the Closing Date; and

                   (k)     The Administrative Agent shall have received such additional agreements, certificates, documents, instruments and information as the Administrative Agent or its legal counsel may request to effect the transactions contemplated hereby.

ARTICLE 4
Miscellaneous

        Section 4.1     Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agents and the Lenders agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms. Interest and fees accrued under the Credit Agreement prior to July 12, 2001 shall continue to be payable under the Credit Agreement, as amended hereby but at the rates and amounts provided for in the provisions of the Credit Agreement in effect prior to July 12, 2001.

        Section 4.3     Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

        Section 4.5     Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        Section 4.6     Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 4.7     ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSION OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        Section 4.8     Required Lenders. Pursuant to Section 8.08(b) of the Credit Agreement, the Credit Agreement may be modified as provided in this Amendment with the agreement of the Required Lenders which means Lenders having sixty-six and two-thirds percent (66-2/3%) or more of the Total Commitments (such percentage applicable to a Lender, herein such Lender's “Required Lender Percentage”). For purposes of determining the effectiveness of this Amendment, each Lender's Required Lender Percentage is set forth on Schedule 4.8 hereto.

     Executed as of the date first written above.

                          LENNOX INTERNATIONAL INC.

                          By: --------------------------------------------------
                          Richard A. Smith, Executive Vice President
                          and Chief Financial Officer

                          THE CHASE  MANHATTAN BANK, as successor in interest by
                          merger  to  Chase Bank of Texas, National Association,
                          individually   as   Lender,   Issuing   Bank,  and  as
                          Administrative Agent

                          By: --------------------------------------------------
                               Allen King
                               Vice President

                          WACHOVIA BANK, N.A., individually as a
                          Lender and as Syndication Agent

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                          THE BANK OF NOVA SCOTIA,
                          individually as a Lender and as
                          documentation agent

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                          THE NORTHERN TRUST COMPANY,
                          individually as a lender and as a co-agent

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                          BANK ONE, NA (successor by merger to Bank One,
                          Texas, N.A., as a Lender

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                          BANK OF TEXAS, N.A., as a Lender

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                          THE BANK OF TOKYO-MITSUBISHI,
                          LTD., as a Lender

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                          WELLS FARGO BANK (TEXAS), N.A.,
                          as a Lender

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                          ROYAL BANK OF CANADA,
                          as a Lender

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                          ABN AMRO BANK N.A., as a Lender

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                          THE BANK OF NEW YORK, as a Lender

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                          COMPASS BANK, as a Lender

                          By: --------------------------------------------------
                               Name: -------------------------------------------
                               Title: ------------------------------------------

                         INDEX TO SCHEDULES AND EXHIBITS

     Schedule 4.8         Required Lender Percentage

     Exhibit A            Form of Borrowing Request
     Exhibit B            Assignment and Acceptance
     Exhibit C            Matters to be Covered in Opinion of Counsel
     Exhibit D            Subsidiary Guaranty Agreement
     Exhibit E            Subsidiary Joinder Agreement

     Schedule 1.01        Existing Letters of Credit
     Schedule 3.05        Lennox International Inc. Subsidiaries
     Schedule 3.05A       Material Restricted Subsidiary Capitalization
     Schedule 3.06        Financial Statements
     Schedule 3.13        Existing Indebtedness
     Schedule 5.13        Existing Liens
Schedule 4.8 to Fourth Amendment to Credit Agreement REQUIRED LENDER PERCENTAGE
                                                 Lenders Agreeing to Amendment
                                                (insert % from prior column if
                            Required Lender     Lender signs this Amendment then
         Lender             Percentage Held    total percentages in this column)
         ------             ---------------    ---------------------------------
The Chase Manhattan Bank        11.333%                       11.333%
Wachovia Bank, N.A.             11.333%                       11.333%
The Bank of Nova Scotia         11.333%                       11.333%
The Northern Trust Company      11.333%                       11.333%
Bank One, Texas N.A.             8.333%                        8.333%
Bank of Texas, N.A.              8.333%                        8.333%
The Bank of Tokyo -              8.333%                        8.333%
 Mitsubishi, Ltd.
Wells Fargo Bank (Texas),N.A.    8.333%                        8.333%
Royal Bank of Canada             6.333%                        6.333%
ABN Amro Bank N.V.               5.000%                        5.000%
The Bank of New York             5.000%                        5.000%
Compass Bank                     5.000%                        5.000%
                               -------                       -------
TOTAL                          100.000%                      100.000%

                                                                       EXHIBIT A

                            FORM OF BORROWING REQUEST

The Chase Manhattan Bank, as Administrative                               [Date]
Agent for the Lenders referred to below
2200 Ross Avenue, 3rd floor
Dallas, TX 77002

Attention:  Brenda Harris
Telecopy:  214-965-2044

and

The Chase Manhattan Bank
Loan Syndications Services
1 Chase Manhattan Plaza, 8th Floor
New York, New York 10081

Telecopy:  212-552-5777

Ladies and Gentlemen:

     The undersigned,  Lennox International Inc. (the "Borrower"), refers to the
Revolving  Credit Facility  Agreement dated as of July 29, 1999 (as has been and it may hereafter be amended,  modified,  extended or restated from time to time, the "Agreement"),  among the Borrower,  the Lenders named therein, Chase Bank of
Texas,  National  Association (now The Chase Manhattan Bank), as  Administrative
Agent, Wachovia Bank, N.A., as Syndication Agent and The Bank of Nova Scotia, as
documentation  agent.  Capitalized  terms used herein and not otherwise  defined herein  shall have the  meanings  assigned to such terms in the  Agreement.  The
Borrower  hereby gives you notice pursuant to Section 2.03 of the Agreement that it requests a Borrowing  under the Agreement,  and sets forth below the terms on which such Borrowing is requested to be made:

     (A)  Date of Borrowing (which is a Business Day)          -----------------

     (B)  Type of Loan (I.E., Loan or Swingline Loan)          -----------------

     (C)  Principal amount of Borrowing (1)                    -----------------

     (D)  Interest rate basis (2)                              -----------------

     (E)  Interest Period and the last day thereof (3)         -----------------

----------
     (1)  Not less  than  $5,000,000 (and in  integral  multiples of $1,000,000)
or greater than the Total Commitment then available  if  a  Loan  or  note  less than $1,000,000  (and  in  integral  multiples  of $500,000) or greater than the
Swingline Loan Commitment then available, if a Swingline Loan.

     (2)  Eurodollar Loan, ABR Loan or Negotiated Rate.

     (3)  Which shall be subject to the definition of "Interest Period" and  end not later than the Maturity Date.

     The  Borrower  represents  and  warrants  that the  conditions  to  lending specified in Section  4.01(b) and (c) of the Agreement  have been  satisfied and that after giving effect to the Borrowing  requested hereby, the total Revolving
Exposures of all Lenders shall not exceed the Total Commitment.

                          LENNOX INTERNATIONAL INC.

                          By: --------------------------------------------------
                                Name: ------------------------------------------
                                      Senior Financial Officer

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                                                                       EXHIBIT B

                            ASSIGNMENT AND ACCEPTANCE

                                                       Dated:  ___________, ____

     Reference is made to the Revolving  Credit  Facility  Agreement dated as of
July 29,  1999 (as the same  has  been  and may be  further  amended,  modified, extended  or  restated  from  time  to  time,  the  "Agreement"),  among  Lennox
International  Inc. (the "Borrower"),  the lenders that are a party thereto (the
"Lenders"),  Wachovia Bank, N.A., as Syndication Agent, The Bank of Nova Scotia,
as documentation  agent and Chase Bank of Texas,  National  Association (now The
Chase Manhattan Bank), as Administrative Agent for the Lenders. Terms defined in the Agreement are used herein with the same meanings.

     1.   The Assignor  hereby  sells  and  assigns,  without  recourse,  to the
Assignee, and the Assignee hereby purchases and assumes,  without recourse, from the  Assignor,  effective  as of the  [Effective  Date of  Assignment  set forth below],  the  interests  set  forth  below  (the  "Assigned  Interest")  in  the
Assignor's  rights  and  obligations  under the  Agreement,  including,  without limitation,  the interests set forth below in the  Commitment of the Assignor on the [Effective Date of Assignment] and the Loans owing to the Assignor which are outstanding  on the  [Effective  Date  of  Assignment],  and  the  participation interest of the Assignor in outstanding Letters of Credit on the [Effective Date of  Assignment]  and  Swingline  Loans  on the  [Effective  Date of  Assignment]
together with unpaid  interest  accrued on the assigned  Loans to the [Effective
Date of Assignment] and the amount,  if any, set forth below of the Fees accrued to the [Effective Date of Assignment]  for the account of the Assignor.  Each of the  Assignor  and the  Assignee  hereby makes and agrees to be bound by all the representations,  warranties  and  agreements  set forth in Section  8.04 of the
Agreement,  a copy of which has been received by each such party. From and after the [Effective Date of Assignment],  (i) the Assignee shall be a party to and be bound by the  provisions  of the  Agreement  and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a
Lender  thereunder and (ii) the Assignor  shall,  to the extent of the interests assigned  by this  Assignment  and  Acceptance,  relinquish  its  rights  and be released from its obligations  under the Agreement.  After giving effect to this
Assignment  and  Acceptance,  Assignor's  Commitment  shall  be  $---------- and
Assignee's Commitment shall be $-------------.

     2.   This   Assignment   and   Acceptance   is   being   delivered  to  the
Administrative  Agent  together with (i) if the Assignee is organized  under the laws of a jurisdiction outside the United States, the forms specified in Section
2.16(g) of the Agreement,  duly completed and executed by such Assignee, (ii) if the  Assignee is not already a Lender  under the  Agreement,  an  Administrative
Questionnaire and (iii) a processing and recordation fee of $3,000.

     3.   This Assignment and  Acceptance  shall be governed by and construed in accordance with the laws of the State of Texas.

          Date of Assignment:
                                            ------------------------------------

          Legal Name of Assignor:
                                            ------------------------------------

          Legal Name of Assignee:
                                            ------------------------------------

          Assignee's Address for Notices:
                                            ------------------------------------

                                       1

Effective  Date of  Assignment
(may not be fewer than 5 Business
Days after the Date of Assignment
unless otherwise agreed by the Administrative Agent,
whose execution hereof shall be deemed to be such
consent, if necessary): --------------------------------------------------------

                                             Percentage Assigned of Commitment
                                             (set forth, to at least 8 decimals,
     Facility             Principal Amount   as a percentage of the Total
                             Assigned                    Commitment)
     --------             ----------------   -----------------------------------
Commitment Assigned:      $_______________          __________%
Loans:                    $_______________          __________%
Participation Interest in
  Letters of Credit       $_______________          __________%
Participation Interest in
  Swingline Loans         $_______________          __________%
Fees Assigned (if any):   $_______________          __________%

The terms set forth herein are hereby       Accepted:
agreed to:

--------------------------------, as        LENNOX INTERNATIONAL INC.
Assignor,

By: ----------------------------            By: --------------------------------
     Name:----------------------                Name:---------------------------
     Title: --------------------                Title: -------------------------

--------------------------------, as        THE CHASE MANHATTAN BANK,
Assignee,                                   as Administrative Agent

By: ----------------------------            By: --------------------------------
     Name:----------------------                Name:---------------------------
     Title: --------------------                Title: -------------------------

EXHIBIT C

Matters to be Covered in
Opinion of Counsel to Borrower and Material Subsidiaries

1.	The Borrower and each Material Restricted Subsidiary is duly incorporated, validly existing and in good standing. The Borrower and each Material Restricted Subsidiary is duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

2.	The Borrower has requisite corporate power and authority to execute, deliver and perform the Amendment. Each Material Restricted Subsidiary has requisite corporate power and authority to execute, deliver and perform the Subsidiary Guaranty.

3.	Due authorization and execution of the Amendment and the Subsidiary Guaranty and such documents being legal, valid, binding and enforceable.

4.	No conflicts with charter documents, laws or other agreements.

5.	All consents required to execute, deliver or perform the Amendment and the Subsidiary Guaranty having been obtained.

6.	No litigation questioning validity of the Amendment or the Subsidiary Guaranty or as to which there is otherwise the reasonable likelihood of a Material Adverse Effect.

7.	No violation of Regulations T, U or X of the Federal Reserve Board.

8.	Neither the Borrower nor any Material Restricted Subsidiary is an "investment company", or a company "controlled" by an "investment company", under the Investment Company Act of 1940, as amended.

EXHIBIT D

SUBSIDIARY GUARANTY AGREEMENT

        WHEREAS, Lennox International Inc., a Delaware corporation (the “Borrower”), has entered into that certain 364 Day Revolving Credit Facility Agreement dated as of January 25, 2000, among the Borrower, the lenders party thereto (the “Lenders”) and Chase Bank of Texas, National Association (now The Chase Manhattan Bank), as administrative agent for the Lenders (the “Administrative Agent”) (such 364 Day Revolving Credit Facility Agreement, as the same has been and may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the “Credit Agreement”, and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement);

          WHEREAS, the execution of this Subsidiary Guaranty Agreement (the “Guaranty Agreement”) is a condition to the Administrative Agent’s, the Issuing Bank’s, and each Lender’s obligations under the Credit Agreement;

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned parties and any Material Restricted Subsidiary hereafter added as a “Guarantor” hereto pursuant to a Subsidiary Joinder Agreement (individually a “Guarantor” and collectively the “Guarantors”), hereby jointly, severally, irrevocably and unconditionally guarantees to the Administrative Agent the full and prompt payment and performance of the Guaranteed Obligations (hereinafter defined), this Guaranty Agreement being upon the following terms:

        1.      THE GUARANTEED OBLIGATIONS.     The term “Guaranteed Obligations” means all obligations, indebtedness, and liabilities of Borrower to the Agents, the Issuing Bank and the Lenders, or any of them, arising pursuant to the Credit Agreement, the Intercreditor Agreement, the Pledge Agreement or any document executed and delivered in connection with the foregoing (collectively, the “Transaction Documents”), whether any of such obligations, indebtedness and liabilities are now existing or hereafter arising, whether are direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, (i) the obligation of Borrower to repay the Loans and Swingline Loans, interest on the Loans and Swingline Loans, the obligation of the Borrower to reimburse the Issuing Bank for all LC Disbursements and all fees, costs, and expenses (including attorneys’ fees and expenses) provided for in the Credit Agreement and (ii) all post-petition interest and expenses (including attorneys’ fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. However, the Guaranteed Obligations shall be limited, with respect to each Guarantor, to an aggregate amount equal to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances. This Guaranty Agreement is an absolute, present and continuing Guaranty Agreement of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Borrower, any collateral securing the Guaranteed Obligations or any other guarantor of the obligations guarantied hereby or upon any other action, occurrence or circumstance whatsoever. In the event that the Borrower shall fail so to pay any of such Guaranteed Obligations, the Guarantors jointly and severally agree to pay the same when due to the Administrative Agent, without demand, presentment, protest or notice of any kind. Each default in payment of principal of, premium, if any, or interest on any obligation guarantied hereby shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises.

        2.      INDEMNIFICATION.     EACH GUARANTOR AGREES TO INDEMNIFY EACH AGENT, THE ISSUING BANK, EACH LENDER, EACH OF THEIR AFFILIATES AND THE

1

DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF THE FOREGOING (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND TO HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING REASONABLE COUNSEL FEES AND EXPENSES, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF (i) THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY AGREEMENT OR THE CREDIT AGREEMENT, (ii) THE USE OF THE PROCEEDS OF THE LOANS OR THE USE OF ANY LETTER OF CREDIT OR (iii) ANY CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER OR NOT ANY INDEMNITEE IS A PARTY THERETO (INCLUDING, WITHOUT LIMITATION, ANY LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES ARISING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE INDEMNITEE); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES (i) ARE DETERMINED TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR (ii) RESULT FROM ANY LITIGATION BROUGHT BY SUCH INDEMNITEE AGAINST THE BORROWER OR ANY GUARANTOR OR BY THE BORROWER OR ANY GUARANTOR AGAINST SUCH INDEMNITEE, IN WHICH THE BORROWER OR SUCH GUARANTOR IS THE PREVAILING PARTY.

        3.      OBLIGATIONS ABSOLUTE.     The obligations of each Guarantor hereunder shall be primary, continuing, absolute, joint, several, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of any Transaction Document, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim any Guarantor may have against the Borrower, the Administrative Agent, any Lender or the Issuing Bank or otherwise or any claim the Borrower may have against the Administrative Agent, any Lender or the Issuing Bank or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, modification of or supplement to any Transaction Document or any other instrument referred to therein (except that the obligations of any Guarantor hereunder shall apply to the applicable Transaction Document or such other instruments as so amended, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the obligations due under any Transaction Document, (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any Transaction Document; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Borrower or its property; (d) any merger, amalgamation or consolidation of any Guarantor or of the Borrower into or with any other corporation or any sale, lease or transfer of any or all of the assets of any Guarantor or of the Borrower to any Person; (e) any failure on the part of the Borrower for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than a release of the obligations of a Guarantor hereunder granted in accordance with the provisions of paragraph 21 hereof). Each Guarantor covenants that its obligations hereunder will not be discharged except by payment in full of all of the Guaranteed Obligations or a release granted in accordance with the provisions of paragraph 21.

        4.      WAIVER.     Each Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Borrower in the payment of any amounts due under any Transaction Document, and of any of the matters referred to in paragraph 2 or 3 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of the Administrative Agent, the Lenders, and the Issuing Bank from time to time against any Guarantor, including, without limitation, presentment to or demand for

2

payment from the Borrower or any Guarantor, notice to the Borrower or to any Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Borrower, (c) any right to the enforcement, assertion or exercise by the Administrative Agent, any Lender or the Issuing Bank of any right, power or remedy conferred in this Guaranty Agreement or any Transaction Document, (d) any requirement or diligence on the part of the Administrative Agent, the Lenders or the Issuing Bank and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of any Guarantor or which might otherwise operate as a discharge of any Guarantor. The exercise by the Administrative Agent, the Issuing Bank and the Lenders of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

        5.      OBLIGATIONS UNIMPAIRED.     Each Guarantor authorizes the Administrative Agent, the Lenders and the Issuing Bank without notice or demand to any Guarantor and without affecting the obligations of any Guarantor hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of any Transaction Document or any other instrument referred to therein, (b) to take and hold security for the payment and performance of the obligations under any Transaction Document, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security, (c) to apply any such security and to direct the order or manner of sale thereof as the Administrative Agent in its sole discretion may determine; (d) to obtain additional or substitute endorsers or guarantors; (e) to exercise or refrain from exercising any rights against the Borrower and others; and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of, premium, if any, and interest on the obligations under the Transaction Documents and any other Guaranteed Obligation. Each Guarantor waives any right to require the Administrative Agent, the Lenders or the Issuing Bank to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Borrower, any Guarantor or any other Person or to pursue any other remedy available to such entities.

     6.      COVENANTS.     Each Guarantor agrees that, so long as any Lender has any commitment or any other obligations under any Transaction Document, or any amount payable hereunder remains unpaid:

               (a)     Corporate Existence      Subject to clause (c) of this paragraph 6 each Guarantor will at all times preserve and keep in full force and effect its corporate existence and all of its rights and franchises unless, in its good faith judgment, the termination of or failure to preserve and keep in full force and effect such right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

               (b)     Each Guarantor shall permit the representatives of the Administrative Agent and each Lender: (i) If no Default or Event of Default then exists, at the expense of such Agent or Lender and upon reasonable prior notice to the Borrower, to visit the principal executive office of each Guarantor, to discuss the affairs, finances and accounts of each Guarantor with their respective officers and (with the consent of a Guarantor, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of a Guarantor, which consent will not be unreasonably withheld) to visit the other offices and properties of each Guarantor, all at such reasonable times and as often as may be reasonably requested in writing; and (ii) If a Default or Event of Default then exists, at the expense of the Guarantor to visit and inspect any of the offices or properties of any Guarantor, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision each Guarantor authorizes said accountants to discuss the affairs, finances and accounts of the Guarantors), all at such

3

times and as often as may be requested. Anything herein to the contrary notwithstanding, no Guarantor shall have any obligations to disclose pursuant to this Guaranty Agreement any engineering, scientific, or other technical data without significance to the analysis of the financial position of the Guarantor and its Subsidiaries.

               (c)      Merger, Consolidation, Etc. No Guarantor shall consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person except (1) in connection with the sale of a Guarantor or of all or substantially all of its assets in a transaction permitted by Section 5.11 of the Credit Agreement to a third party not affiliated with the Borrower or such Guarantor or (2) unless:

                             (i)       the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of such Guarantor as an entirety, as the case may be, shall be a solvent corporation or other entity organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if such Guarantor is not such corporation or other entity, such corporation or other entity shall have executed and delivered to the Administrative Agent its assumption of the due and punctual performance and observance of each covenant and condition of this Guaranty Agreement, together with a favorable opinion of counsel satisfactory to the Administrative Agent covering such matters relating to such corporation or other entity and such assumption as the Administrative Agent may reasonably request; and

                             (ii)       immediately after giving effect to such transaction, no Default or Event of Default would exist; and

                              (iii)     immediately prior to and after giving effect to such transaction, the Borrower and the Restricted Subsidiaries would be permitted by the provisions of Sections 5.12 and 5.17 of the Credit Agreement to incur at least $1.00 of additional Indebtedness and $1.00 of additional Restricted Indebtedness, respectively.

         No such conveyance, transfer or lease of substantially all of the assets of any Guarantor shall have the effect of releasing such Guarantor or any successor corporation that shall theretofore have become such in the manner prescribed in this clause (c) of paragraph 6 from its liability under this Guaranty Agreement provided that a Guarantor may be released from its obligations hereunder in accordance with paragraph 21 hereof if it or all or substantially all of its assets are sold to a third party not affiliated with the Borrower or such Guarantor in a transaction permitted by Section 5.11 of the Credit Agreement.

               (d)      Compliance With Loan Documents.     Each Guarantor shall comply with all covenants set forth in the Credit Agreement and any other Transaction Document applicable to it.

     7.      SUBROGATION.     Each Guarantor agrees that it will not exercise any rights which it may have acquired by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement or indemnity or any rights or recourse to any security for the obligations under the Credit Agreement or this Guaranty Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Borrower pursuant to the Transaction Documents at the time of any Guarantor's exercise of any such right shall have been performed, observed or paid in full. For a period of one year after the payment in full of the Guaranteed Obligations, each Guarantor hereby waives (x) all rights of subrogation which it may at any time otherwise have as a result of this Guaranty Agreement (whether, statutory or otherwise) to the claims of the Administrative Agent, the Lenders and the Issuing Bank against the Borrower or any other guarantor of the Guaranteed Obligations ( Borrower and such

4

other guarantors are each herein referred to as an “Other Party”) and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty Agreement; and (y) any right to enforce any other remedy which the Administrative Agent, the Lenders and the Issuing Bank now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the Guaranteed Obligations.

     8.      CONTRIBUTION.     The Guarantors collectively desire to allocate among themselves in a fair and equitable manner, their obligations arising under this Guaranty Agreement. Accordingly, in the event any payment or distribution is made by a Guarantor under this Guaranty Agreement (a “Funding Guarantor”) that exceeds its Fair Share (as defined below), that Funding Guarantor shall, subject to paragraph 6 hereof, be entitled to a contribution from each of the other Guarantors in the amount of such other Guarantor's Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Guarantor's Aggregate Payments (as defined below) to equal its Fair Share. “Fair Share” means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty Agreement in respect of the obligations guarantied. “Fair Share Shortfall” means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor. “Adjusted Maximum Amount” means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty Agreement determined in accordance with the provisions hereof (including, without limitation, the limitations on such obligations contained in paragraph 1 hereof); provided that, solely for purposes of calculating the “Adjusted Maximum Amount” with respect to any Guarantor for purposes of this paragraph 8 the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to a Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty Agreement (including, without limitation, in respect of this paragraph 8). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Guarantors of their obligations as set forth in this paragraph 8 shall not be construed in any way to limit the liability of any Guarantor hereunder.

        9.      REINSTATEMENT OF GUARANTY AGREEMENT. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to the Administrative Agent, any Lender or the Issuing Bank for principal, premium, if any, or interest on the obligations under any Transaction Document or any of the other Guaranteed Obligations is rescinded or must otherwise be restored or returned by such entity upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Borrower, any Guarantor or any substantial part of their respective properties, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal due under any Transaction Document shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of the Administrative Agent, any Lender or the Issuing Bank to receive any payment under the applicable Transaction Document shall at such time be delayed or otherwise affected by reason of the pendency against the Borrower of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the Administrative Agent, the Lenders or the Issuing

5

Bank had accelerated the same in accordance with the terms of the applicable Transaction Documents, and any Guarantor shall forthwith pay such accelerated principal amount, accrued interest and premium, if any, thereon and any other amounts guaranteed hereunder.

        10.      PAYMENTS.     Each Guarantor hereby, jointly and severally, guarantees that the Borrower shall pay the Guaranteed Obligations to the Administrative Agent in lawful currency of the United States of America and in immediately available funds, at the times and places provided in, and otherwise strictly in accordance with the terms and provisions of, the Credit Agreement or other applicable Transaction Documents (regardless of any law, regulation or decree now or hereafter in effect which might in any manner affect the Guaranteed Obligations, or the rights of any such entity with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Guaranteed Obligations), without set-off or counterclaim and free and clear of, and without reduction for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings now or hereafter imposed, levied, collected, withheld or assessed by any country (or by any political subdivision or taxing authority thereof or therein) excluding income and franchise taxes of the United States of America or any political subdivision, state or taxing authority thereof or therein (including Puerto Rico) such non-excluded taxes being called “Foreign Taxes”). If any Foreign Taxes are required to be withheld from any amount payable to the Administrative Agent, any Lender or the Issuing Bank under this Guaranty Agreement, under the Credit Agreement or any other Transaction Document, the amounts so payable to such holder shall be increased to the extent necessary to yield to such entity (after payment of all Foreign Taxes) interest or any such other amounts at the rates or in the amounts specified in the applicable Transaction Document. In the event any payment is made by a Guarantor under this Guaranty Agreement, then such Guarantor shall, subject to paragraph 6 hereof, be subrogated to the rights then held by the Administrative Agent, the Issuing Bank and the Lenders with respect to the Guaranteed Obligations to the extent to which the Guaranteed Obligations was discharged by such Guarantor. All payments received by the Administrative Agent under this Guaranty Agreement shall be allocated pro rata among the Lenders in accordance with the Lenders'; Applicable Percentages unless the Intercreditor Agreement directs that the proceeds shall be distributed in another manner.

        11.      RANK OF GUARANTY AGREEMENT. Each Guarantor agrees that its obligations under this Guaranty Agreement shall rank at least pari passu with all other unsecured senior obligations of such Guarantor now or hereafter existing.

        12.      REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.
EachGuarantor represents and warrants to the Administrative Agent the Issuing Bank and each Lender as follows:

               (a)     Existence.     It: (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (iv) has the corporate power and authority to execute, deliver and perform its obligations under this Guaranty Agreement and the Intercreditor Agreement.

               (b)     Authorization.      Its execution, delivery and performance of this Guaranty Agreement and the Intercreditor Agreement (i) have been duly authorized by all requisite corporate action and (ii) will not (A) violate (1) any provision of any law, statute, rule or regulation to which it is subject or of its certificate of incorporation or other constituent documents or by-laws, (2) any order of any

6

Applicable Governmental Authority or (3) any provision of any Material indenture, agreement or other instrument to which it is a party or by which it or any of its property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon any of its property or assets.

              (c)     Enforceability.      This Guaranty Agreement constitutes, and when entered into, the Intercreditor Agreement will constitute, its legal, valid and binding obligation enforceable against it in accordance with their respective terms, as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              (d)     No Consents.      No action, consent or approval of, registration or filing with or other action by any Applicable Governmental Authority is or will be required in connection with its execution, delivery or performance of this Guaranty Agreement or the Intercreditor Agreement.

              (e)     Credit Agreement Representations.      All representations and warranties in the Credit Agreement relating to it are true and correct as of the date hereof and are restated herein with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date.

              (f)      Information.     It has adequate means to obtain from the Borrower on a continuing basis information concerning the financial condition and assets of the Borrower and it is not relying upon the Administrative Agent, the Issuing Bank or any Lender to provide (and neither the Administrative Agent, the Issuing Bank nor any Lender shall have any duty to provide) any such information to it either now or in the future.

              (g)      Benefit.     The Borrower provides the Guarantors financing from time to time and some of the funds used by the Borrower to provide such financing have been and will hereafter be borrowed by the Borrower under the Credit Agreement. As a result, the value of the consideration received and to be received by each Guarantor as a result of the Borrower and the Lenders entering into the Credit Agreement and each Guarantor’s executing and delivering this Guaranty Agreement (in light of, among other things, the contribution provisions of paragraph 8 hereof) is reasonably worth at least as much as the liability and obligation of each Guarantor hereunder, and such liability and obligation and the Credit Agreement have benefited and may reasonably be expected to benefit each Guarantor directly or indirectly.

               (h)      Solvency. Each Guarantor both individually and on a consolidated basis: (i) owns and will own assets (included in such assets the rights of contribution set forth in paragraph 8 hereof) the fair saleable value of which are (A) greater than the total amount of its liabilities (including contingent liabilities) and (B) greater than the amount that will be required to pay probable liabilities of then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to it; (ii) has capital that is not unreasonably small in relation to its business as presently conducted; and (iii) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

        13.      SETOFF. If an Event of Default shall have occurred and be continuing each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the any

7

Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Guaranty Agreement, irrespective of whether or not such Lender shall have made any demand under this Guaranty Agreement and although such obligations may be unmatured. The rights of each Lender under this paragraph are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

        14.      SUBORDINATED INDEBTEDNESS.      In addition and not in limitation of paragraph 6 hereof, each Guarantor agrees as follows:

               (a)      Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Obligations as herein provided. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Other Party (as defined in paragraph 7 above) or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Obligations shall have been paid in full in cash for one year; except that prior to receipt of a notice from the Administrative Agent under this paragraph (which may be given at any time an Event of Default exists), a Guarantor shall have the right to receive payments on the Subordinated Indebtedness made in the ordinary course of business. After receipt of the notice from the Administrative Agent delivered under the preceding sentence, no payments of principal or interest or any other amounts may be made or given, directly or indirectly, by or on behalf of any Other Party or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Obligations shall have been paid in full in cash for one year. If any sums shall be paid to a Guarantor by any Other Party or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of the Administrative Agent, the Issuing Bank and the Lenders and shall forthwith be paid to the Administrative Agent without affecting the liability of any Guarantor under this Guaranty Agreement and may be applied by the Administrative Agent against the Guaranteed Obligations in accordance with the Credit Agreement. Upon the request of the Administrative Agent, a Guarantor shall execute, deliver, and endorse to the Administrative Agent such documentation as the Administrative Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement and with respect to a Guarantor, the term “Subordinated Indebtedness” means, with respect to any Guarantor, all indebtedness, liabilities, and obligations of any Other Party to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor.

               (b) Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Other Party’s assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Other Party’s assets securing payment of the Guaranteed Obligations or any part thereof, regardless of whether such Liens in favor of a Guarantor, the Administrative Agent, the Issuing Bank or any Lender presently exist or are hereafter created or attached. Without the prior written consent of the Administrative Agent and otherwise subject to the restrictions set forth in paragraph 7 hereof when an Event of Default exists, no Guarantor shall (i) file suit against any Other Party or exercise or enforce any other creditor’s right it may have against any Other Party, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation,

8

bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any obligations of any Other Party to such Guarantor or any Liens held by such Guarantor on assets of any Other Party.

               (c) In the event of any receivership, bankruptcy, reorganization rearrangement, debtor’s relief, or other insolvency proceeding involving any Other Party as debtor, the Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Obligations has been paid in full in cash. The Administrative Agent may apply any such dividends, distributions, and payments against the Guaranteed Obligations in accordance with the Credit Agreement.

        15.      NOTICES.     Unless otherwise specifically provided herein, all notices consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and any such communication shall become effective when received, addressed in the following manner: (a) if to any Guarantor, in care of the Borrower in accordance with the notice provisions in the Credit Agreement or (b) if to any Lender or the Issuing Bank, to the respective address set forth in the notice provisions of the Credit Agreement, with a copy to the Administrative Agent; or (c) if to the Administrative Agent, to the respective address set forth in the notice provisions of the Credit Agreement; provided, however, that any such addressee may change its address for communications by notice given as aforesaid to the other parties hereto.

     16.      CONSTRUCTION.     The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections or paragraphs, unless otherwise indicated, are to sections and paragraphs of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

        17.      SEVERABILITY.     If any provision of this Guaranty Agreement, or the application thereof to any Person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

        18.      STATUTE OF LIMITATIONS.     To the extent permitted by law, any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including any Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of any Guarantor against the Administrative Agent, the Issuing Bank or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

        19.      FEES.     The Guarantors shall, jointly and severally, pay on demand all reasonable attorneys’ fees and all other reasonable costs and expenses incurred by the Administrative Agent, the Issuing Bank and the Lenders in connection with the administration, enforcement, or collection of this Guaranty Agreement.

        20.      SUCCESSORS.     The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of each Guarantor, the Administrative Agent, the Lenders and the Issuing Bank from time to time and their respective permitted successors, transferees and assigns.

9

        21.      ENTIRE AGREEMENT; AMENDMENT; RELEASE.     THIS GUARANTY AGREEMENT CONSTITUTES A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.03(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE ENTIRE CONTRACT AMONG THE PARTIES RELATIVE TO THE SUBJECT MATTER HEREOF AND THEREOF. ANY PREVIOUS AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF IS SUPERSEDED BY THIS GUARANTY AGREEMENT. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NOTHING IN THIS GUARANTY AGREEMENT, EXPRESSED OR IMPLIED, IS INTENDED TO CONFER UPON ANY PARTY OTHER THAN THE PARTIES HERETO ANY RIGHTS, REMEDIES, OBLIGATIONS OR LIABILITIES UNDER OR BY REASON OF THIS GUARANTY AGREEMENT. THIS GUARANTY AGREEMENT IS INTENDED BY EACH GUARANTOR, THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the Guarantors, the Administrative Agent and the Required Lenders; except that without the agreement of the Guarantors, the Administrative Agent or any Lender, any Material Restricted Subsidiary may be added hereto as a “Guarantor” by its execution and delivery of a Subsidiary Joinder Agreement. Notwithstanding the foregoing, no Guarantor shall be released from its obligations under this Guaranty Agreement without the prior written consent of all the Lenders, except that the Administrative Agent may, without the consent or agreement of any Lender, release a Guarantor if such Guarantor or its assets have been sold to a third party not affiliated with the Borrower or any other Guarantor in a transaction permitted by Section 5.11 of the Credit Agreement.

        22.      TERM OF GUARANTY AGREEMENT.     Subject to the release provisions of paragraph 21, this Guaranty Agreement and all guarantees, covenants and agreements of the Guarantors contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or otherwise discharged in full and all commitments of the Lenders and the Issuing Bank under any Transaction Document terminated.

        23.      SURVIVAL.     All warranties, representations and covenants made by the Guarantors herein or in any certificate or other instrument delivered by such Guarantors on their behalf under this Guaranty Agreement shall be considered to have been relied upon by the Administrative Agent, the Lenders and the Issuing Bank and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by, or on behalf of, the Administrative Agent, the Lender or the Issuing Bank.

        24.      FURTHER ASSURANCES.     Each Guarantor hereby agrees to execute and deliver all such instruments and take all such action as the Administrative Agent may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

        25.      EXERCISE OF REMEDIES.     Each Guarantor agrees that the Administrative Agent, the Issuing Bank and the Lenders may exercise any and all rights granted to any of them under the Credit Agreement without affecting the validity or enforceability of this Guaranty Agreement.

        26.      GOVERNING LAW.     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

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        27.      WAIVER OF JURY TRIAL.     EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        28.      NO WAIVER.     No failure on the part of the Administrative Agent, the Issuing Bank or any Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        29.      RELIANCE.     Each Guarantor recognizes that the Administrative Agent, the Issuing Bank and the Lenders are relying upon this Guaranty Agreement and the undertakings of each Guarantor hereunder in making extensions of credit to the Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to the Administrative Agent, the Issuing Bank and the Lenders in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the 29th day of June 2001.

                                       GUARANTORS:

                                       LENNOX INDUSTRIES INC.
                                       SERVICE EXPERTS INC.
                                       ARMSTRONG AIR CONDITIONING INC.
                                       EXCEL COMFORT SYSTEMS INC.

                                       By:
                                          ______________________________________
                                       Name:
                                          ______________________________________
                                           Authorized officer for each Guarantor

11

EXHIBIT E

SUBSIDIARY JOINDER AGREEMENT

        This SUBSIDIARY JOINDER AGREEMENT (the “Agreement”) dated as of _______ __, 200_ is executed by the undersigned (“Debtor”) for the benefit of THE CHASE MANHATTAN BANK in its capacity as administrative agent for the Lenders party to the hereafter identified Credit Agreement (in such capacity herein, the “Administrative Agent”) and for the benefit of such Lenders in connection with that certain 364 Day Revolving Credit Facility Agreement dated as of January 25, 2001, among the Administrative Agent, Lennox International Inc. (the “Borrower”), and the Lenders party thereto (as modified, the “Credit Agreement”, and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

        The Debtor is a newly formed or newly acquired Material Restricted Subsidiary or, as a result of a change in assets, has become a Material Restricted Subsidiary and is required to execute this Subsidiary Joinder Agreement pursuant to the Credit Agreement.

        NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

        1. The Debtor hereby assumes all the obligations of a “Guarantor” under the Subsidiary Guaranty (“Guaranty”) and agrees that it is a “Guarantor” and bound as a “Guarantor” under the terms of the Guaranty as if it had been an original signatory thereto. In accordance with the forgoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor irrevocably and unconditionally guarantees to the Administrative Agent, the Issuing Bank and the Lenders the full and prompt payment and performance of the Guaranteed Obligations (as defined in the Guaranty) upon the terms and conditions set forth in the Guaranty.

        2. This Agreement shall be deemed to be part of, and a modification to, the Guaranty and shall be governed by all the terms and provisions of the Credit Agreement and the Guaranty, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of Debtor enforceable against Debtor. The Debtor hereby waives notice of the Administrative Agent’s, the Issuing Bank’s or any Lender’s acceptance of this Agreement.

        IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the day and year first written above.

                                       DEBTOR:

                                       -----------------------------------------

                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                               ---------------------------------

                                                          SCHEDULE 1.01

                                                   Existing Letters of Credit

                                                              Date of                            Renewal            Non-renewal
LC Number         Amount                Beneficiary         Last Renewal      Expiration          Terms            Notice (days)
---------         ------                -----------         ------------      ----------     --------------        -------------

D 425 736      $   750,000.00               CAN               1/1/01         12/31/01        continuous - 1             60
                                                                                                 yr.
                                         Lumberman's
D-210105       $16,000,000.00        Underwriting Alliance    1/31/01         12/31/01       continuous - 1             60
                                                                                                 yr.
D-212131       $ 2,714,000.00          ACE INA Insurance       4/2/01         12/31/01       continuous - 1             60
                                                                                                 yr.
D-212714       $   235,000.00           Magnetti Parelli      4/17/01         10/31/01           n/a                    n/a
               --------------
   Total       $19,699,000.00
               ==============
Solo Page SCHEDULE 3.05 LENNOX INTERNATIONAL INC. SUBSIDIARIES AS OF MAY 31, 2001 R = Restricted MR = Material Restricted UR = Unrestricted LOCATION OF JURISDICTION SUBSTANTIAL RESTRICTED/ NAME OWNERSHIP OF INC. OPERATING ASSETS UNRESTRICTED ---- --------- ------- ---------------- ------------ Lennox Industries Inc. 100% Iowa United States MR SEE ANNEX A Heatcraft Inc 100% Mississippi United States R LGL de Mexico, S.A. de C.V 1% Mexico Mexico UR Lennox Participacoes Ltda 1% Brazil Brazil UR Frigo-Bohn do Brasil Ltda 99% Brazil Brazil UR Heatcraft do Brazil Ltda 84.47% Brazil Brazil UR SIWA S.A 100% Brazil Brazil UR LPAC Corp. 5% Delaware N/A R Livernois Engineering Co. 100% Michigan United States R Heatcraft Advanced Techologies Inc. 100% Delaware United States R Heatcraft Heat Transfer Inc. 100% Delaware United States R Advanced Distributor Products LLC 100% Delaware United States R Heatcraft Refrigeration Products LLC 100% Delaware United States R Armstrong Air Conditioning Inc. 100% Ohio United States MR Jensen-Klich Supply Co. 100% Nebraska United States R Armstrong Distributors Inc. 100% Delaware United States R LPAC Corp. 5% Delaware N/A R Allied Air Enterprises Inc. 100% Delaware United States R Heatcraft Technologies Inc. 100% Delaware United States R LGL Peru S.A.C 10% Peru Peru UR LPAC Corp. 80% Delaware N/A R Strong LGL Columbia Ltda 50% Columbia Columbia UR Excel Comfort Systems Inc. 100% Delaware United States MR National Air Systems, Inc. 100% California United States R Service Experts Inc. 100% Delaware United States MR SEE ANNEX C Lennox Inc. 100% Canada Canada UR Lennox Canada Inc. 100% Canada Canada UR SEE ANNEX B Lennox Global Ltd. 100% Delaware United States UR SEE ANNEX D SCHEDULE 3.05 ANNEX A LENNOX INDUSTRIES INC. SUBSIDIARIES LOCATION OF JURISDICTION SUBSTANTIAL RESTRICTED/ NAME OWNERSHIP OF INC. OPERATING ASSETS UNRESTRICTED ---- --------- ------- ---------------- ------------ Lennox Industries (Canada) Ltd. 100% Canada Canada UR LHP Holdings Inc. 100% Delaware United States R Lennox Hearth Products Inc. 100% California United States R Marcomp Securite Cheminees International Ltee 100% Canada Canada UR SARL Cheminees Securite 100% France France UR Security Chimneys UK Limited 100% UK UK UR Security USA 100% United States R The Earth Stove, Inc. 100% Oregon United States R Products Acceptance Corporation 100% Iowa N/A R Lennox Manufacturing Inc. 100% Delaware United States R Lennox Finance Inc. 100% Canada Canada UR LPAC Corp. 10% Delaware N/A R SCHEDULE 3.05 ANNEX B LENNOX CANADA INC. SUBSIDIARIES The following are all in Canada, owned 100% by Lennox Canada Inc. and Unrestricted Subsidiaries: Bradley Air Conditioning Limited Valley Refrigeration Limited Dearie Contracting Inc. Dearie Martino Contractors Ltd. Foster Air Conditioning Limited Bryant Heating & Cooling Co. Ltd. Byrant Newco Inc. Montwest Air Ltd. Fahrhall Mechanical Contractors Limited Arpi’s Industries Canada Ltd. Arpi's Holdings Ltd. Advance Mechanical Ltd. Welldone Plumbing, Heating & Air Conditioning SCHEDULE 3.05 ANNEX C SERVICE EXPERTS INC. SUBSIDIARIES The following are all in the United States, owned 100% by Service Experts Inc. and Restricted Subsidiaries: A. Frank Woods and Sons LLC – Virginia AC/DAC, L.L.C. – Tennessee Academy Air Service Experts, Inc. – Tennessee Ainsley & Son Heating LLC – Ohio Air Conditioning and Heating, LLC – Tennessee Air Engineers, Inc. – Florida Air Experts LLC – Georgia Air Experts LLC – Ohio Air Systems of Florida, Inc. – Florida Aire-Tech LLC – Ohio Airmaster Heating & Air Conditioning LLC – Michigan Allbritten Plumbing, Heating and Air Conditioning Service, Inc. – Tennessee Alliance Mechanical Heating & Air Conditioning, Inc. – California Andros Refrigeration LLC – Arizona Andy Lewis Heating & Air Conditioning LLC – North Carolina Andy Lewis Heating & Air Conditioning, Inc. – Georgia Arrow Heating & Air Conditioning, Inc. – Wisconsin Artic Aire of Chico, Inc. – California Atlantic Air Conditioning and Heating LLC – Maryland Atmostemp LLC – New Jersey Austin Brothers, Inc. – Tennessee Barlow Heating and Air Conditioning LLC – Delaware Bartels Heating & Air Conditioning LLC – Colorado Becht Heating & Cooling LLC – Delaware Ben Peer Heating LLC – New York Berkshire Air Conditioning LLC – Tennessee Berkshire Heating & Cooling LLC – Delaware (to merge out on 6/23/01) Blue Springs Heating & Air Conditioning LLC – Missouri Broad Ripple Heating & Air Conditioning Inc. – Indiana Burnsville Heating & Air Conditioning LLC – Minnesota C. Iapaluccio Company LLC – Delaware C. Woods Company LLC – Delaware Calverley Air Conditioning & Heating LLC – Delaware Chanin Air LLC – Florida Chief/Bauer Heating & Air Conditioning LLC – Delaware Claire’s Air Conditioning and Refrigeration, Inc. – Tennessee Climate Control LLC – Alabama Climate Design Systems LLC – Tennessee Climate Masters Service LLC – Colorado Coastal Air Conditioning Service LLC – Georgia Comfort Masters Heating & Cooling LLC – Delaware Comfort Tech Cooling & Heating LLC – Tennessee Comfortech, Inc. – Tennessee Contractor Success Group, Inc. – Missouri – Merged out? Controlled Comfort LLC – Nebraska Cook Heating & Air Conditioning LLC – Michigan Cook Heating and Air Conditioning LLC – Delaware Cool Breeze LLC – Ohio

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SERVICE EXPERTS INC. SUBSIDIARIES - CONT'D Cool Power LLC – New York D.A. Bennett LLC – New York Dan Jacobs Heating & Cooling LLC – Pennsylvania Davis the Plumber LLC – New Mexico Dial One Raymond Plumbing, Heating & Cooling, Inc. – Tennessee DiMarco Mechanical LLC – Ohio Dodge Heating & Air Conditioning LLC – Georgia Doler Plumbing & Heating LLC – Delaware Economy Heating & Air Conditioning LLC – Pennsylvania Edison Heating and Cooling LLC – New Jersey Epperson LLC – South Carolina Eveready LLC – Virginia Falso Service Experts LLC – New York Fras-Air Contracting LLC – New Jersey Freschi Air Systems, Inc. – Tennessee Frosty Mechanical Contractors LLC – Delaware – to become Service Experts of the Berkshires LLC Future Acquisition Sub, Inc. – Tennessee Gables Air Conditioning LLC – Florida General Conditioning LLC – New Jersey General Conditioning Plumbing, Inc. – New Jersey Getzschman Heating & Sheet Metal Contractors LLC – Nebraska Golden Seal Heating & Air Conditioning LLC – Delaware Gordon's Specialty Company LLC – Oklahoma Gray Refrigeration LLC – Delaware Greenwood Heating & A/C LLC – Washington Gregory's Plumbing Co. LLC – Oklahoma H.S. Stevenson & Sons LLC – Ohio Holmes Sales & Service LLC – Iowa Industrial Building Services, Inc. – Florida International Service Leadership Inc. – Delaware Jack Nelson Co. LLC – Oklahoma Jansen Heating and Air Conditioning LLC – Delaware Jebco Heating & Air Conditioning LLC – Colorado JM Mechanical LLC – Delaware John P. Timmerman Co. LLC – Ohio K & S Heating, Air Conditioning & Plumbing LLC – Minnesota Kiko Heating & Air Conditioning LLC – Ohio Klawinski LLC – Delaware Knochelmann Plumbing, Heating & Air LLC – Kentucky Kozon LLC – Tennessee Kruger's Heating & Air Conditioning LLC – Delaware Lake Arbor Heating LLC – Colorado Lee Voisard Plumbing & Heating LLC – Ohio Local Furnace LLC – Colorado – to become Service Experts of Fort Collins LLC Marco Cooling and Refrigeration LLC – Florida Mathews Heating & Air Conditioning LLC – Tennessee Matz Heating & Air Conditioning LLC – New York McPhee Service Experts, Inc. – Colorado Midland Heating and Air Conditioning LLC – South Carolina Miller Refrigeration, A/C, & Htg. Co. – North Carolina National Air Systems, Inc. – California Neal Harris Heating, Air Conditioning & Plumbing LLC – Missouri Norrell Heating and Air Conditioning LLC – Alabama Pardee Refrigeration LLC – South Carolina

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SERVICE EXPERTS INC. SUBSIDIARIES - CONT'D Parker-Pearce Service Experts LLC – Maryland Parrott Mechanical, Inc. – Idaho Peachtree Service Experts LLC – Georgia Peitz Heating and Cooling LLC – South Dakota PTM Enterprises LLC – Georgia R&M Climate Control LLC – Tennessee Roland J. Down LLC – New York Rolf Griffin Heating & Air Conditioning LLC – Delaware Russell Mechanical LLC – Delaware Ryan Heating LLC – Missouri S & W Air Conditioning LLC – Tennessee San Antonio Air Conditioning LLC – Delaware Sanders Indoor Comfort LLC – South Carolina Sanders Service Experts, Inc. – Tennessee Sedgwick Heating & Air Conditioning LLC – Minnesota SEI Management Company, LLC – Tennessee SEIIN GP, Inc. – Indiana SEITN GP, Inc. – Tennessee Service Experts DFW LLC – Tennessee Service Experts LLC – Florida Service Experts of Arkansas LLC – Arkansas Service Experts of Clearwater, Inc. – Tennessee Service Experts of Denver LLC – Colorado Service Experts of Imperial Valley, Inc. – California Service Experts of Indiana, L.P. – Tennessee Service Experts of Indianapolis, Inc. – Indiana Service Experts of Northeast Louisiana LLC – Louisiana Service Experts of Northwest Louisiana LLC – Louisiana Service Experts of Palm Springs, Inc. – California Service Experts of the Triangle LLC – North Carolina Service Experts of Salt Lake City LLC – Tennessee Service Experts of the Bay Area, Inc. – California Service Experts of Utah LLC – Delaware Service Experts of Washington LLC – Delaware Service Experts Services, LLC – Tennessee Service Now, Inc. – California Shumate Mechanical LLC – Georgia Steel City Heating & Air LLC – Alabama Strand Brothers LLC – Tennessee Strogen's HVAC LLC – New Hampshire Sunbeam Service Experts LLC – New York Sylvester's Corp. – Indiana Sylvester's, L.P. – Tennessee Teays Valley Heating and Cooling LLC – West Virginia The McElroy Service Company LLC – Nebraska TML LLC – Idaho Total Comfort Specialists – California Triton Mechanical LLC – New York Valentine Heating & Air Conditioning LLC – Georgia Venture International, Inc. – Tennessee Vogt Heating & Air Conditioning LLC – Minnesota Wangsgaard A-Plus, Inc. – Utah Wesley G. Wood LLC – Pennsylvania

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SCHEDULE 3.05 ANNEX D LENNOX GLOBAL LTD. SUBSIDIARIES ALL LENNOX GLOBAL SUBSIDIARIES ARE UNRESTRICTED SUBSIDIARIES LOCATION OF SUBSTANTIAL NAME OWNERSHIP JURISDICTION OF INC. OPERATING ASSETS ---- --------- -------------------- ------------------------ LGL Asia-Pacific Pte. Ltd. 100% Rep. of Singapore Singapore Lennox Global (Wuxi) Co. Ltd. 100% China LGL Europe Holding Co. 100% Delaware N/A SEE ATTACHED ANNEX E UK Industries Inc. 100% Delaware N/A LGL de Mexico, S.A. de C.V 99% Mexico Mexico Lennox Participacoes Ltda 99% Brazil Brazil Frigo-Bohn do Brasil Ltda 1% Brazil Brazil Strong LGL Dominicana, S.A 100% Dominican Republic Dominican Republic Strong LGL Colombia Ltda 50% Colombia Columbia LGL Belgium S.P.R.L .4% Belgium Belgium LGL (Thailand) Ltd. 100% Thailand Thailand LGL Peru S.A.C 90% Peru Peru LGL Australia (US) Inc. 100% Delaware Delaware SEE ATTACHED ANNEX F SCHEDULE 3.05 ANNEX E LGL EUROPE HOLDING CO. SUBSIDIARIES (ALL UNRESTRICTED SUBSIDIARIES) LOCATION OF SUBSTANTIAL NAME OWNERSHIP JURISDICTION OF INC. OPERATING ASSETS ---- --------- -------------------- ------------------------ LGL Holland B.V 100% Holland Holland Friga-Coil S.R.O 50% Czech Republic Czech Republic Ets. Brancher S.A 70% France France Frinotec S.A 99.68% France France LGL France S.A 100% France France Herac Ltd. 100% United Kingdom N/A SCI Groupe Brancher 100% France France Hyfra Ind. GmbH 0.1% Germany Germany LGL Germany GmbH 100% Germany Germany Friga-Bohn Warmeaustauscher GmbH 100% Germany Germany Hyfra Ind. GmbH 99.9% Germany Germany Lennox Deutschland GmbH 100% Germany Germany Lennox Global Spain S.L 100% Spain Spain Lennox Refrigeration Spain S A. 90.1% Spain Spain Aldo Marine 70% Spain Spain Lennox Espana, S.A 100% Spain Spain Redi sur Andalucia 70% Spain Spain LGL Refrigeration Italia s.r.l 80% Italy Italy LGL Polska Spzoo 100% Poland Poland LGL Belgium S.P.R.L 99.6% Belgium Belgium Lennox Benelux B.V 100% Netherlands Netherlands Lennox Benelux N.V 100% Belgium Belgium HCF Lennox Limited 100% United Kingdom United Kingdom Lennox Industries (UK) 100% United Kingdom United Kingdom Environheat Limited 100% United Kingdom N/A Lennox Janka a.s 100% Czech Republic Czech Republic Friga Coil s.r.o 50% Czech Republic Czech Republic Janka Slovensko, s.r.o 100% Slovak Republic Slovak Republic SCHEDULE 3.05 ANNEX F LGL AUSTRALIA (US) INC. SUBSIDIARIES (ALL UNRESTRICTED SUBSIDIARIES, EXCEPT AS NOTED) LOCATION OF SUBSTANTIAL NAME OWNERSHIP JURISDICTION OF INC. OPERATING ASSETS ---- --------- -------------------- ---------------- LGL Co Pty Ltd 100% Australia Australia LGL Australia Investment Pty Ltd 100% Australia Australia LGL Australia Finance Pty Ltd 10% Australia Australia LGL Australia Finance Pty Ltd 90% Australia Australia LGL Australia Holdings Pty Ltd 100% Australia Australia Lennox Australia Pty. Ltd. 100% Australia Australia LGL (Australia) Pty Ltd 100% Australia Australia LGL Refrigeration Pry. Ltd 100% Australia Australia James N Kirby Pty Ltd* 100% Australia Australia Kirby Refrigeration Pty. Ltd (Albury) 75% Australia Australia Kirby Refrigeration Pty. Ltd (Sunshine Coast) 75% Australia Australia Kirby Refrigeration Pty. Ltd (Gold Coast) 75% Australia Australia Kirby Refrigeration Pty. Ltd (Tasmania) 75% Australia Australia Kirby Refrigeration Pty. Ltd (Hobart) 100% Australia Australia Refrigeration & Heating Wholesale Pty Ltd (Vid) 100% Australia Australia Refrigeration & Heating Wholesale Pty Ltd (SA) 100% Australia Australia R&H Wholesale Pty Ltd 100% Australia Australia Kirby Refrigeration Pty. Ltd.(NT) 75% Australia Australia Kirby Tubes & Contract Coils Pty Ltd 100% Australia Australia Kirby Sheet Metal Pty Ltd 100% Australia Australia Kirby Central Warehouse Pty. Ltd. 100% Australia Australia J.N.K. Pty Limited 100% Australia Australia P.R.L. Pty Limited 100% Australia Australia Kirby USA Inc. 100% North Carolina United States** JNK Draughting Pty Limited 100% Australia Australia P.R.L Sales Pty Limited 100% Australia Australia Air Safe Pty Limited 100% Australia Australia James N. Kirby Limited (NZ) 100% New Zealand New Zealand *Stock is pledged to seller of company to secure a portion of the purchase price and other obligations incurred in connection with the acquisition **Restricted SCHEDULE 3.05A MATERIAL RESTRICTED SUBSIDIARY CAPITALIZATION Common Preferred Stock Par Preferred Stock Par Issued and Common Stock Value Stock Value Outstanding Authorized (per share) Authorized (per share) Capital Stock ---------- ----------- ---------- ----------- ------------- Armstrong Air 2,000 $1.00 N/A N/A 1,030 shares Conditioning Inc. Excel Comfort Systems Inc. 1,000 $1.00 N/A N/A 1,000 shares Lennox Industries Inc. 1,500,000 $1.00 99,253 $10.00 994,394 shares of common stock Service Experts Inc. 1,000 $0.01 N/A N/A 1,000 shares SCHEDULE 3.06 FINANCIAL STATEMENTS

        1. Audited consolidated and consolidating financial statements for the Borrower and its Subsidiaries for the fiscal years ended December 31, 1997 through December 31, 2000.

        2. Unaudited quarterly consolidated and consolidating financial statements for the Borrower and its Subsidiaries for the period ended March 31, 2001.

                                  SCHEDULE 3.13

                            LENNOX INTERNATIONAL INC.
                           AND RESTRICTED SUBSIDIARIES
                               INDEBTEDNESS AS OF
                         May 26, 2001 (except as noted)

A.   LENNOX INTERNATIONAL INC.

(1)  Note  Purchase  Agreement  dated as of December 1, 1993         $88,889,000
     among Lennox  International  Inc.  and the  Noteholders
     identified at the end thereof, pursuant to which Lennox
     International   Inc.   delivered   its   6.73%   Senior
     Promissory Notes due 2008

(2)  Note  Purchase  Agreement  dated  as  of  July  6, 1995          20,000,000
     between   Lennox   International   Inc.   and  Teachers
     Insurance and Annuity Association of America,  pursuant
     to which Lennox  International Inc. delivered its 7.06%
     Senior Promissory Notes due 2005.

(3)  Guaranty   dated   September  19,  1995   from   Lennox             475,000
     International  Inc.  to First  Bank of  Natchitoches  &
     Trust   Company   and   Regions   Bank   of   Louisiana
     guaranteeing  50% of debt of  Alliance  Compressors  to
     such Banks under a Promissory  Note dated September 19,
     1995.

(4)  Guaranty of 50% of amounts due from Alliance Compressors            176,762
     under a master  Equipment  Lease  Agreement dated March
     28, 1995 with NationsBanc Leasing Corporation

(5)  Note  Purchase  Agreement  dated  as  of April 3,  1998, between Lennox  International  Inc. and the Noteholders
     identified   therein,    pursuant   to   which   Lennox
     International Inc. delivered its:

               6.56% Senior Notes due April 3, 2005                   25,000,000
               6.75% Senior Notes due April 3, 2008                   50,000,000

(6)  Revolving Credit Facility Agreement dated as of July 29,        240,000,000
     1999

(7)  Revolving Credit Facility Agreement dated as of January         115,700,000
     25, 2000

(8)  Master  Shelf  Agreement  dated as of October 15,  1999
     between  Lennox   International   Inc.  and  Prudential
     Insurance Company of America,  pursuant to which Lennox
     International Inc. delivered its:

               7.75% Senior Notes due August 25, 2005                 25,000,000
               8.00% Senior Notes due June 1, 2010                    35,000,000

(9)  Promissory   Note  dated  April 18, 2001   from  Lennox
     International Inc to Mizuho Financial Group                       5,000,000

                                       1

     B.   SERVICE EXPERTS INC.

               Convertible   Notes  and  miscellaneous  debt
               related to original acquisitions of centers             9,981,479

     C.   MISCELLANEOUS OTHER DEBT -(estimate)]                          125,000

     TOTAL OUTSTANDING  INDEBTEDNESS OF LENNOX INTERNATIONAL
     INC.   AND   RESTRICTED    SUBSIDIARIES                        $615,347,241
                                                                    ------------

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                                             SCHEDULE 5.13

                                             EXISTING LIENS

    JURISDICTION                    SECURED PARTY                         UCC-1 FILE NO.      DATE FILED
    ------------                    -------------                         --------------      ----------
                              DEBTOR: LENNOX INDUSTRIES INC.
                              ------------------------------

Texas Secretary of State      Wachovia Bank, N.A.,                          00-00521016         6/16/00
                              as Administrative Agent
                              for the Secured Parties
                              191 Peachtree Street, N.E
                              Mail Code GA 04-23
                              Atlanta, GA  30303

                              DEBTOR: ARMSTRONG AIR CONDITIONING INC
                              --------------------------------------
Ohio Secretary of State       Wachovia Bank, N.A.,                          AP322733            3/27/01
                              as Administrative Agent
                              for the Secured Parties
                              191 Peachtree Street, N.E
                              Mail Code GA 04-23
                              Atlanta, GA  30303

Huron County, Ohio            Wachovia Bank, N.A.,                          000084073           3/27/01
                              as Administrative Agent
                              for the Secured Parties
                              191 Peachtree Street, N.E
                              Mail Code GA 04-23
                              Atlanta, GA  30303